                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
              ------ Corporate Bond Equivalent Yield Table ------

pLehman Brothers                                                          Page 1

                                                      Tue, 23 Feb 1999, 17 12:56
                       Bond Class X         0.844 FIXED CPN
                        Current Balance $1,311,153,572.99


                      0.00% CPR               25.00% CPR             50.00% CPR        75.00% CPR               100.00% CPR
               ------------------      ---------------------  --------------------  ------------------   ---------------------
PRICE          CBE Yield     Dur       CBE Yield      Dur     CBE Yield     Dur     CBE Yield    Dur     CBE Yield       Dur
-----------    ---------     ----      ---------      -----   ---------     -----   ---------    -----   ---------       -----
3.93750         13.032       3.46       13.072        3.44     13.089       3.43     13.085      3.42     12.917          3.38
3.96875         12.807                  12.845                 12.861                12.856               12.686
4.00000         12.584                  12.621                 12.636                12.630               12.458
4.03125         12.364                  12.400                 12.414                12.407               12.233
4.06250         12.147                  12.181                 12.195                12.187               12.010
4.09375         11.932       3.55       11.965        3.53     11.978       3.51     11.970      3.50     11.791          3.47
4.12500         11.720                  11.752                 11.764                11.755               11.574
4.15625         11.511                  11.541                 11.552                11.543               11.360
4.18750         11.304                  11.333                 11.343                11.333               11.148
4.21875         11.099                  11.127                 11.137                11.126               10.939

4.25000         10.897       3.63       10.924        3.61     10.933       3.59     10.921      3.58     10.732          3.55
4.28125         10.697                  10.723                 10.731                10.719               10.528
4.31250         10.500                  10.524                 10.532                10.519               10.326
4.34375         10.305                  10.328                 10.334                10.321               10.126
4.37500         10.112                  10.134                 10.140                10.125               9.929
4.40625         9.921        3.71       9.942         3.69     9.947        3.67     9.932       3.66     9.733           3.63
4.43750         9.733                   9.752                  9.756                 9.741                9.541
4.47300         9.521                   9.539                  9.543                 9.527                9.324
4.50000         9.362                   9.379                  9.382                 9.365                9.161
4.53125         9.179                   9.196                  9.198                 9.180                8.974

4.56250         8.999        3.79       9.014         3.76     9.015        3.75     8.997       3.74     8.790           3.70
4.59375         8.820                   8.834                  8.835                 8.817                8.607
4.62500         8.644                   8.657                  8.656                 8.638                8.426
4.65625         8.469                   8.481                  8.480                 8.460                8.247
4.68750         8.296                   8.307                  8.305                 8.285                8.071
4.71875         8.125        3.86       8.134         3.84     8.132        3.82     8.112       3.81     7.895           3.77
4.75000         7.955                   7.964                  7.961                 7.940                7.722
4.78125         7.787                   7.795                  7.792                 7.770                7.551
4.81250         7.621                   7.628                  7.624                 7.602                7.381
4.84375         7.457                   7.463                  7.458                 7.436                7.213

4.87500         7.294        3.93       7.299         3.91     7.294        3.89     7.271       3.88     7.046           3.84
4.90625         7.133                   7.137                  7.131                 7.108                6.882
4.93750         6.974                   6.977                  6.970                 6.946                6.718
4.96875         6.816                   6.818                  6.811                 6.786                6.557
5.00000         6.659                   6.660                  6.653                 6.628                6.397


Average Life  :      8.80          8.74          8.70      8.68           8.54
First Pay     :  04/15/99      04/15/99      04/15/99   04/15/99      04/15/99
Last Pay      :  02/15/11      11/15/10      11/15/10   11/15/10      11/15/10

 1Y      2Y      3Y      5Y      10Y     30Y             Price to Call
4.759   4.989   5.004   5.033   5.097   5.428   With Prepayment Penalty;

SPEEDS APPLIED AFTER LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                           Page 1
                                                      Tue, 23 Feb 1999, 17:16:08

                      Bond Class X              0.844 FIXED CPN
                        Current Balance $1,311,153,572.99


                          0.00% CPR             25.00% CPR              50.00% CPR             75.00% CPR             100.00% CPR
                    ------------------     ------------------      -----------------      -----------------      ----------------
PRICE               CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur       CBE Yield    Dur
-----------         ---------    -----     ---------    -----      ---------   -----      ---------   -----      ---------   ----
3.93750             13.032      3.46       13.018      3.46        13.000      3.46       12.973      3.46       12.770      3.44
3.96875             12.807                 12.792                  12.774                 12.746                 12.542
4.00000             12.584                 12.570                  12.551                 12.523                 12.318
4.03125             12.364                 12.349                  12.331                 12.303                 12.096
4.06250             12.147                 12.132                  12.113                 12.085                 11.877
4.09375             11.932      3.55       11.917      3.55        11.898      3.55       11.870      3.54       11.661      3.52
4.12500             11.720                 11.705                  11.686                 11.658                 11.447
4.15625             11.511                 11.496                  11.477                 11.448                 11.236
4.18750             11.304                 11.289                  11.270                 11.241                 11.027
4.21875             11.099                 11.084                  11.065                 11.036                 10.821
4.25000             10.897      3.63       10.882      3.63        10.863      3.63       10.833      3.62       10.617      3.60
4.28125             10.697                 10.682                  10.663                 10.633                 10.416
4.31250             10.500                 10.485                  10.465                 10.436                 10.217
4.34375             10.305                 10.290                  10.270                 10.240                 10.020
4.37500             10.112                 10.097                  10.077                 10.047                  9.826
4.40625              9.921      3.71        9.906      3.71         9.886      3.71        9.856      3.70        9.633      3.68
4.43750              9.733                  9.717                   9.697                  9.667                  9.443
4.47300              9.521                  9.505                   9.485                  9.455                  9.230
4.50000              9.362                  9.346                   9.326                  9.295                  9.069
4.53125              9.179                  9.163                   9.143                  9.112                  8.885
4.56250              8.999      3.79        8.983      3.78         8.962      3.78        8.931      3.78        8.703      3.75
4.59375              8.820                  8.804                   8.784                  8.752                  8.523
4.62500              8.644                  8.627                   8.607                  8.575                  8.345
4.65625              8.469                  8.453                   8.432                  8.400                  8.168
4.68750              8.296                  8.280                   8.258                  8.227                  7.994
4.71875              8.125      3.86        8.108      3.86         8.087      3.86        8.055      3.85        7.821      3.83
4.75000              7.955                  7.939                   7.918                  7.886                  7.650
4.78125              7.787                  7.771                   7.750                  7.718                  7.481
4.81250              7.621                  7.605                   7.583                  7.551                  7.313
4.84375              7.457                  7.440                   7.419                  7.387                  7.148
4.87500              7.294      3.93        7.278      3.93         7.256      3.93        7.224      3.92        6.984      3.90
4.90625              7.133                  7.117                   7.095                  7.062                  6.821
4.93750              6.974                  6.957                   6.935                  6.902                  6.660
4.96875              6.816                  6.799                   6.777                  6.744                  6.501
5.00000              6.659                  6.642                   6.620                  6.587                  6.343


Average Life :        8.80         8.79         8.78        8.77        8.64
First Pay    :    04/15/99     04/15/99     04/15/99    04/15/99    04/15/99
Last Pay     :    02/15/11     02/15/11     02/15/11    02/15/11    02/15/11


         1Y     2Y     3Y     5Y     10Y    30Y                   Price to Call
       4.759  4.989  5.004  5.033  5.097  5.428

SPEEDS APPLIED AFTER YIELD MAINT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                     DEUTSCHE /BANC ONE FUSION DEAL PRICING
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                           Page 1
                                                      Tue, 23 Feb 1999, 16:52:05

                      Bond Class X             0.844 FIXED CPN
                        Current Balance $1,311,153,572.99


                        0.00% CPR              0.00% CPR              0.00% CPR              0.00% CPR               0.00% CPR
                 -----------------      -----------------      -----------------      -----------------       -----------------
                     efaults% DEF             1.000% DEF             2.000% DEF             3.000% DEF              4.000% DEF
                 ------------           ------------           ------------           ------------            ------------
                        65.0% REC             65.0% REC              65.0% REC              65.0% REC               65.0% REC
                 ---------              ----------             ----------             ----------              ----------
                       12 MONTH LAG           12 MONTH LAG           12 MONTH LAG           12 MONTH LAG            12 MONTH LAG
                 ---------------        ---------------        ---------------        ---------------         ---------------
PRICE            CBE Yield      Dur      CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur       CBE Yield     Dur
-----------      ---------    -----      ---------   -----      ---------   -----      ---------   -----       ---------   -----
3.93750          13.032      3.46        12.356      3.44       11.698      3.41       11.079      3.39       10.459      3.37
3.96875          12.807                  12.129                 11.469                 10.848                 10.227
4.00000          12.584                  11.904                 11.243                 10.621                  9.998
4.03125          12.364                  11.683                 11.020                 10.396                  9.772
4.06250          12.147                  11.464                 10.799                 10.174                  9.549
4.09375          11.932      3.55        11.247      3.52       10.581      3.50        9.955      3.48        9.329      3.46
4.12500          11.720                  11.034                 10.366                  9.739                  9.111
4.15625          11.511                  10.823                 10.154                  9.525                  8.896
4.18750          11.304                  10.614                  9.944                  9.314                  8.683
4.21875          11.099                  10.408                  9.736                  9.105                  8.473
4.25000          10.897      3.63        10.204      3.60        9.531      3.58        8.899      3.56        8.266      3.54
4.28125          10.697                  10.003                  9.329                  8.695                  8.061
4.31250          10.500                   9.804                  9.128                  8.494                  7.858
4.34375          10.305                   9.608                  8.930                  8.295                  7.658
4.37500          10.112                   9.413                  8.734                  8.098                  7.460
4.40625           9.921      3.71         9.221      3.68        8.541      3.66        7.903      3.64        7.264      3.61
4.43750           9.733                   9.031                  8.350                  7.711                  7.071
4.47300           9.521                   8.818                  8.135                  7.495                  6.853
4.50000           9.362                   8.657                  7.973                  7.332                  6.690
4.53125           9.179                   8.473                  7.788                  7.146                  6.502
4.56250           8.999      3.79         8.291      3.76        7.605      3.73        6.962      3.71        6.317      3.69
4.59375           8.820                   8.111                  7.424                  6.780                  6.134
4.62500           8.644                   7.933                  7.244                  6.599                  5.953
4.65625           8.469                   7.757                  7.067                  6.421                  5.773
4.68750           8.296                   7.583                  6.891                  6.245                  5.596
4.71875           8.125      3.86         7.410      3.83        6.718      3.80        6.070      3.78        5.420      3.76
4.75000           7.955                   7.240                  6.546                  5.897                  5.246
4.78125           7.787                   7.071                  6.376                  5.726                  5.074
4.81250           7.621                   6.903                  6.207                  5.557                  4.904
4.84375           7.457                   6.738                  6.041                  5.389                  4.735
4.87500           7.294      3.93         6.574      3.90        5.876      3.87        5.223      3.85        4.569      3.83
4.90625           7.133                   6.411                  5.712                  5.059                  4.403
4.93750           6.974                   6.251                  5.550                  4.896                  4.240
4.96875           6.816                   6.091                  5.390                  4.735                  4.078
5.00000           6.659                   5.934                  5.231                  4.576                  3.917


                     0.00% CPR
               -----------------
                    5.000% DEF
               -----------
                    65.0% REC
               ----------
                    12 MONTH LAG
               --------------
PRICE          CBE Yield     Dur
-----------    ---------   -----
3.93750         9.830      3.35
3.96875         9.597
4.00000         9.366
4.03125         9.139
4.06250         8.914
4.09375         8.692      3.43
4.12500         8.473
4.15625         8.257
4.18750         8.043
4.21875         7.831
4.25000         7.623      3.51
4.28125         7.416
4.31250         7.212
4.34375         7.011
4.37500         6.811
4.40625         6.614      3.59
4.43750         6.419
4.47300         6.201
4.50000         6.036
4.53125         5.848
4.56250         5.661      3.67
4.59375         5.477
4.62500         5.294
4.65625         5.114
4.68750         4.935
4.71875         4.758      3.74
4.75000         4.584
4.78125         4.410
4.81250         4.239
4.84375         4.069
4.87500         3.901      3.81
4.90625         3.735
4.93750         3.571
4.96875         3.407
5.00000         3.246



Average Life    :      8.80                8.61               8.43               8.26                8.10               7.95
First Pay       :  04/15/99            04/15/99           04/15/99           04/15/99            04/15/99           04/15/99
Last Pay        :  02/15/11            11/15/09           01/15/09           01/15/09            01/15/09           01/15/09
Collateral Loss :      0.00  (0.00) 26746399.89 (2.04) 52079910.55 (3.97) 76064355.78  (5.80) 98761113.05 (7.53) 120229199.42 (9.17)
Agg. Bond Loss  :      0.00                0.00               0.00               0.00                0.00               0.00


       1Y     2Y     3Y     5Y     l0Y    30Y                      Price to Call
       4.759  4.989  5.004  5.033  5.097  5.428

0% CPR. DEFAULTS APPLIED STARTING MONTHS 25, 65% RECOVERY, 12 MONTHS LAG

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                          Page 1
                                                      Wed, 17 Feb 1999, 15:23:52

                   Bond Class X                0.933 FIXED CPN
                        Current Balance $1,311,125,920.05


                    0.00% CPR             25.00% CPR              50.00% CPR             75.00% CPR             100.00% CPR
                -----------------      -----------------      -----------------       -----------------      ----------------
PRICE           CBE Yield    Dur      CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur
--------        ---------   -----     ---------    -----     ---------    -----      ---------   -----      ---------   -----
4-14            12.523      3.48       12.508      3.48       12.489       3.48       12.460      3.47       12.243      3.45
4-15            12.324                 12.309                 12.289                  12.260                 12.042
4-16            12.126                 12.111                 12.092                  12.062                 11.843
4-17            11.931                 11.916                 11.896                  11.867                 11.646
4-18            11.738                 11.723                 11.703                  11.673                 11.452
4-19            11.548      3.55       11.532      3.55       11.512       3.55       11.482      3.55       11.259      3.52
4-20            11.359                 11.343                 11.323                  11.293                 11.069
4-21            11.172                 11.157                 11.136                  11.106                 10.881
4-22            10.987                 10.972                 10.951                  10.921                 10.694
4-23            10.805                 10.789                 10.768                  10.738                 10.510
4-24            10.624      3.63       10.608      3.63       10.587       3.62       10.557      3.62       10.328      3.60
4-25            10.445                 10.429                 10.408                  10.377                 10.147
4-26            10.268                 10.252                 10.231                  10.200                  9.968
4-27            10.093                 10.076                 10.056                  10.024                  9.791
4-28             9.919                  9.903                  9.882                   9.850                  9.616
4-29             9.747      3.70        9.731      3.70        9.710       3.69        9.678      3.69        9.443      3.67
4-30             9.577                  9.561                  9.540                   9.508                  9.272
4-31             9.409                  9.392                  9.371                   9.339                  9.102
5-00             9.242                  9.226                  9.204                   9.172                  8.934
5-01             9.077                  9.061                  9.039                   9.007                  8.767
5-02             8.914      3.77        8.897      3.76        8.876       3.76        8.843      3.76        8.602      3.73
5-03             8.752                  8.735                  8.713                   8.681                  8.439
5-04             8.592                  8.575                  8.553                   8.520                  8.277
5-05             8.433                  8.416                  8.394                   8.361                  8.117
5-06             8.276                  8.259                  8.237                   8.203                  7.958
5-07             8.120      3.83        8.103      3.83        8.081       3.83        8.047      3.82        7.801      3.80
5-08             7.965                  7.948                  7.926                   7.893                  7.645
5-09             7.812                  7.795                  7.773                   7.739                  7.491
5-10             7.661                  7.644                  7.621                   7.588                  7.338
5-11             7.511                  7.493                  7.471                   7.437                  7.186
5-12             7.362      3.90        7.345      3.89        7.322       3.89        7.288      3.89        7.036      3.86
5-13             7.215                  7.197                  7.174                   7.140                  6.887
5-14             7.068                  7.051                  7.028                   6.994                  6.740
5-15             6.924                  6.906                  6.883                   6.849                  6.593
5-16             6.780                  6.762                  6.739                   6.705                  6.448




Average Life  :       8.80        8.79        8.78       8.77         8.64
First Pay     :   04/15/99    04/15/99    04/15/99   04/15/99    04/15/99
Last  Pay     :   02/15/11    02/15/11    02/15/11   02/15/11    02/15/11

         1Y      2Y     3Y     5Y     10Y    30Y                  Price to Call
       4.628   4.773  4.781  4.796  4.910  5.346

SPEEDS APPLIED AT THE END OF YM PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                           Page 1
                                                      Wed, 17 Feb 1999, 15:29:53

                     Bond Class X             0.933 FIXED CPN
                        Current Balance $1,311,125,920.05


                     0.00% CPR              25.00% CPR             50.00% CPR             75.00% CPR             100.00%CPR
               -----------------      -----------------      -----------------      -----------------      ----------------
                    1.000%  DEF            1.000%   DEF           1.000%   DEF           1.000%   DEF            1.000%  DEF
               ------------           ------------           ------------           ------------           -----------
                    65.0% REC              65.0% REC              65.0% REC              65.0% REC               65.0% REC
               ----------             ----------             ----------             ----------             ---------
                    12 MONTH LAG           12 MONTH LAG           12 MONTH LAG           12 MONTH LAG            12 MONTH LAG
               --------------         ---------------        ---------------        ---------------        --------------
PRICE          CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur
-----------    ---------   -----      ---------    -----     ---------    -----     ---------    -----     ---------    -----
4-14           11.364      3.47       11.350      3.47       11.332       3.47       11.302      3.47       11.078      3.44
4-15           11.164                 11.150                 11.132                  11.102                 10.877
4-16           10.966                 10.953                 10.934                  10.904                 10.677
4-17           10.771                 10.757                 10.738                  10.708                 10.480
4-18           10.578                 10.564                 10.545                  10.515                 10.285
4-19           10.386      3.55       10.372      3.55       10.354       3.54       10.323      3.54       10.092      3.52
4-20           10.197                 10.183                 10.164                  10.134                  9.901
4-21           10.010                  9.996                  9.977                   9.946                  9.713
4-22            9.825                  9.811                  9.792                   9.761                  9.526
4-23            9.642                  9.628                  9.609                   9.577                  9.341
4-24            9.461      3.62        9.446      3.62        9.427       3.62        9.396      3.61        9.158      3.59
4-25            9.282                  9.267                  9.248                   9.216                  8.977
4-26            9.104                  9.090                  9.070                   9.038                  8.798
4-27            8.929                  8.914                  8.894                   8.862                  8.621
4-28            8.755                  8.740                  8.720                   8.688                  8.446
4-29            8.583      3.69        8.568      3.69        8.548       3.69        8.516      3.68        8.272      3.66
4-30            8.412                  8.398                  8.378                   8.345                  8.100
4-31            8.244                  8.229                  8.209                   8.176                  7.930
5-00            8.077                  8.062                  8.042                   8.009                  7.761
5-01            7.911                  7.896                  7.876                   7.843                  7.594
5-02            7.748      3.76        7.733      3.76        7.712       3.76        7.679      3.75        7.429      3.72
5-03            7.586                  7.570                  7.550                   7.517                  7.265
5-04            7.425                  7.410                  7.389                   7.356                  7.103
5-05            7.266                  7.251                  7.230                   7.196                  6.943
5-06            7.108                  7.093                  7.072                   7.038                  6.783
5-07            6.952      3.83        6.937      3.82        6.916       3.82        6.882      3.82        6.626      3.79
5-08            6.798                  6.782                  6.761                   6.727                  6.470
5-09            6.644                  6.629                  6.608                   6.574                  6.315
5-10            6.493                  6.477                  6.456                   6.421                  6.162
5-11            6.342                  6.326                  6.305                   6.271                  6.010
5-12            6.193      3.89        6.177      3.89        6.156       3.89        6.121      3.88        5.859      3.85
5-13            6.045                  6.029                  6.008                   5.973                  5.710
5-14            5.899                  5.883                  5.862                   5.827                  5.562
5-15            5.754                  5.738                  5.716                   5.681                  5.416
5-16            5.610                  5.594                  5.572                   5.537                  5.271



Average Life    :          8.48                  8.47                   8.46                   8.44                   8.33
First Pay       :      04/15/99              04/15/99               04/15/99               04/15/99                04/15/99
Last Pay        :      08/15/09              08/15/09               08/15/09               08/15/09                08/15/09
Collateral Loss :   35255220.51  (2.69 )  35255220.51   (2.69 )  35255220.51   (2.69 )   35255220.51  (2.69 )   35255054.63  (2.69)
Agg. Bond Loss  :          0.00                  0.00                   0.00                    0.00                   0.00


          1Y     2Y     3Y     5Y     10Y     30Y                 Price to call
        4.628  4.773  4.781  4.796   4.910   5.346

SPEEDS APPLIED AT THE END OF YM PERIOD
1% CDR APPLIED IMMEDIATELY, 65% RECOVERY, 12 MONTHS LAG

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
               ------ Corporate Bond Equivalent Yield Table ------
Lehman Brothers                                                          Page 1
                                                      Tue, 23 Feb 1999, 16:22:45

                  Bond Class A1                 6.145 FIXED CPN
                         Current Balance $181,453,000.00


                          0.00% CPR             25.00% CPR             50.00% CPR              75.00% CPR             100.00% CPR
                    -----------------      -----------------      -----------------       -----------------      ----------------
PRICE               CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur
-----------         ---------   -----      ---------    -----     ---------    -----      ---------   -----      ---------  -----
 98.37500           6.570       4.02        6.570       4.02       6.570       4.02        6.570       4.02       6.571      4.01
 98.50000           6.538                   6.539                  6.539                   6.539                  6.539
 98.62500           6.507                   6.507                  6.507                   6.507                  6.508
 98.75000           6.476                   6.476                  6.476                   6.476                  6.476
 98.87500           6.444                   6.444                  6.444                   6.445                  6.445
 99.00000           6.413       4.04        6.413       4.03       6.413       4.03        6.413       4.03       6.414      4.03
 99.12500           6.382                   6.382                  6.382                   6.382                  6.382
 99.25000           6.351                   6.351                  6.351                   6.351                  6.351
 99.37500           6.320                   6.320                  6.320                   6.320                  6.320
 99.50000           6.289                   6.289                  6.289                   6.289                  6.289
 99.62500           6.258       4.05        6.258       4.05       6.258       4.05        6.258       4.04       6.258      4.04
 99.75000           6.227                   6.227                  6.227                   6.227                  6.227
 99.87500           6.196                   6.196                  6.196                   6.196                  6.196
100.00000           6.165                   6.165                  6.165                   6.165                  6.165
100.12500           6.135                   6.135                  6.135                   6.135                  6.134
100.25000           6.104       4.06        6.104       4.06       6.104       4.06        6.104       4.06       6.104      4.05
100.37500           6.073                   6.073                  6.073                   6.073                  6.073
100.49900           6.043                   6.043                  6.043                   6.043                  6.043
100.62500           6.012                   6.012                  6.012                   6.012                  6.012
100.75000           5.982                   5.982                  5.982                   5.982                  5.981
100.87500           5.951       4.07        5.951       4.07       5.951       4.07        5.951       4.07       5.951      4.06
101.00000           5.921                   5.921                  5.921                   5.921                  5.920
101.12500           5.891                   5.891                  5.891                   5.891                  5.890
101.25000           5.861                   5.861                  5.860                   5.860                  5.860
101.37500           5.830                   5.830                  5.830                   5.830                  5.830
101.50000           5.800       4.08        5.800       4.08       5.800       4.08        5.800       4.08       5.799      4.08
101.62500           5.770                   5.770                  5.770                   5.770                  5.769
101.75000           5.740                   5.740                  5.740                   5.740                  5.739
101.87500           5.710                   5.710                  5.710                   5.710                  5.709
102.00000           5.680                   5.680                  5.680                   5.680                  5.679
102.12500           5.651       4.10        5.650       4.09       5.650       4.09        5.650       4.09       5.649      4.09
102.25000           5.621                   5.621                  5.621                   5.620                  5.620
102.37500           5.591                   5.591                  5.591                   5.591                  5.590
102.50000           5.561                   5.561                  5.561                   5.561                  5.560
102.62500           5.532                   5.532                  5.531                   5.531                  5.530

Average  Life :       5.00         5.00        5.00        5.00        4.99
First Pay     :   04/15/99     04/15/99    04/15/99    04/15/99    04/15/99
Last Pay      :   02/15/08     01/15/08    01/15/08    12/15/07    10/15/07

           1Y     2Y      3Y     5Y     10Y    30Y             Price to Maturity
         4.759  4.989   5.004  5.033  5.097  5.428


SPEEDS APPLIED AT THE END OF YIELD MAINT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                           Page 2
                                                      Tue, 23 Feb 1999, 16:22:45

                      Bond Class A2           6.455 FIXED CPN
                         Current Balance $723,242,000.00


                      0.00% CPR            25.00% CPR             50.00% CPR             75.00% CPR             100.00% CPR
                -----------------      -----------------       -----------------      -----------------      ----------------

PRICE          CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur       CBE Yield    Dur       CBE Yield    Dur
-----------    ---------    -----      ---------   -----      ---------   -----      ---------   -----      ---------   ----
 99.37500       6.598        6.76       6.598       6.75       6.598       6.74       6.598       6.73       6.599       6.64
 99.50000       6.579                   6.579                  6.579                  6.579                  6.580
 99.62500       6.561                   6.561                  6.561                  6.561                  6.561
 99.75000       6.542                   6.542                  6.542                  6.542                  6.542
 99.87500       6.524                   6.524                  6.524                  6.524                  6.523
100.00000       6.505        6.77       6.505       6.76       6.505       6.75       6.505       6.74       6.505       6.65
100.12500       6.487                   6.487                  6.487                  6.487                  6.486
100.25000       6.469                   6.469                  6.468                  6.468                  6.467
100.37500       6.450                   6.450                  6.450                  6.450                  6.449
100.50000       6.432                   6.432                  6.432                  6.431                  6.430
100.62500       6.414        6.78       6.414       6.77       6.413       6.77       6.413       6.75       6.411       6.66
100.75000       6.395                   6.395                  6.395                  6.395                  6.393
100.87500       6.377                   6.377                  6.377                  6.376                  6.374
101.00000       6.359                   6.359                  6.359                  6.358                  6.356
101.12500       6.341                   6.341                  6.340                  6.340                  6.337
101.25000       6.323        6.79       6.322       6.78       6.322       6.78       6.322       6.76       6.319       6.67
101.37500       6.305                   6.304                  6.304                  6.304                  6.300
101.49350       6.287                   6.287                  6.287                  6.286                  6.283
101.62500       6.268                   6.268                  6.268                  6.267                  6.264
101.75000       6.250                   6.250                  6.250                  6.249                  6.245
101.87500       6.232        6.80       6.232       6.80       6.232       6.79       6.231       6.77       6.227       6.68
102.00000       6.214                   6.214                  6.214                  6.213                  6.209
102.12500       6.196                   6.196                  6.196                  6.195                  6.190
102.25000       6.178                   6.178                  6.178                  6.177                  6.172
102.37500       6.161                   6.160                  6.160                  6.159                  6.154
102.50000       6.143        6.81       6.142       6.81       6.142       6.80       6.141       6.79       6.136       6.69
102.62500       6.125                   6.124                  6.124                  6.123                  6.118
102.75000       6.107                   6.107                  6.106                  6.105                  6.099
102.87500       6.089                   6.089                  6.088                  6.087                  6.081
103.00000       6.072                   6.071                  6.071                  6.070                  6.063
103.12500       6.054        6.82       6.053       6.82       6.053       6.81       6.052       6.80       6.045       6.70
103.25000       6.036                   6.036                  6.035                  6.034                  6.027
103.37500       6.018                   6.018                  6.017                  6.016                  6.009
103.50000       6.001                   6.000                  6.000                  5.999                  5.991
103.62500       5.983                   5.983                  5.982                  5.981                  5.973


Average Life :          9.25       9.24       9.22       9.20       9.03
First Pay    :      02/15/08   01/15/08   01/15/08   12/15/07   10/15/07
Last Pay     :      09/15/08   09/15/08   09/15/08   09/15/08   07/15/08

        1Y      2Y     3Y     5Y     10Y    30Y               Price to Maturity
      4.759   4.989  5.004  5.033  5.097  5.428

SPEEDS APPLIED AT THE END OF YIELD MAINT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                           Page 3
                                                      Tue, 23 Feb 1999, 16:22:45

                     Bond Class B           6.552 FIXED CPN
                         Current Balance $62,280,000.00


                        0.00% CPR              25.00% CPR             50.00% CPR             75.00% CPR             100.00% CPR
                    -----------------      -----------------      -----------------      -----------------       ----------------
PRICE               CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur
-----------         ---------   -----      ---------    -----     ---------    -----     ---------    -----      ---------   ----
 99.37500            6.696      6.89        6.696       6.88        6.696      6.87        6.696      6.86        6.697      6.78
 99.50000            6.678                  6.678                   6.678                  6.678                  6.678
 99.62500            6.660                  6.660                   6.660                  6.660                  6.660
 99.75000            6.641                  6.641                   6.641                  6.641                  6.641
 99.87500            6.623                  6.623                   6.623                  6.623                  6.623
100.00000            6.605      6.90        6.605       6.89        6.605      6.88        6.605      6.87        6.605      6.80
100.12500            6.587                  6.587                   6.587                  6.587                  6.586
100.25000            6.569                  6.569                   6.569                  6.569                  6.568
100.37500            6.551                  6.551                   6.551                  6.551                  6.550
100.50000            6.533                  6.533                   6.533                  6.533                  6.531
100.62500            6.515      6.91        6.515       6.90        6.515      6.89        6.515      6.88        6.513      6.81
100.75000            6.497                  6.497                   6.497                  6.497                  6.495
100.87500            6.479                  6.479                   6.479                  6.479                  6.477
101.00000            6.462                  6.461                   6.461                  6.461                  6.459
101.12500            6.444                  6.444                   6.443                  6.443                  6.441
101.25000            6.426      6.92        6.426       6.92        6.425      6.91        6.425      6.89        6.423      6.82
101.37500            6.408                  6.408                   6.408                  6.407                  6.405
101.49400            6.391                  6.391                   6.391                  6.390                  6.387
101.62500            6.373                  6.372                   6.372                  6.372                  6.369
101.75000            6.355                  6.355                   6.354                  6.354                  6.351
101.87500            6.337      6.94        6.337       6.93        6.337      6.92        6.336      6.91        6.333      6.83
102.00000            6.320                  6.319                   6.319                  6.318                  6.315
102.12500            6.302                  6.302                   6.301                  6.301                  6.297
102.25000            6.285                  6.284                   6.284                  6.283                  6.279
102.37500            6.267                  6.267                   6.266                  6.265                  6.261
102.50000            6.250      6.95        6.249       6.94        6.249      6.93        6.248      6.92        6.243      6.84
102.62500            6.232                  6.232                   6.231                  6.230                  6.226
102.75000            6.215                  6.214                   6.213                  6.213                  6.208
102.87500            6.197                  6.197                   6.196                  6.195                  6.190
103.00000            6.180                  6.179                   6.179                  6.178                  6.173
103.12500            6.162      6.96        6.162       6.95        6.161      6.94        6.160      6.93        6.155      6.85
103.25000            6.145                  6.144                   6.144                  6.143                  6.137
103.37500            6.128                  6.127                   6.126                  6.125                  6.120
103.50000            6.110                  6.110                   6.109                  6.108                  6.102
103.62500            6.093                  6.092                   6.092                  6.091                  6.085


Average Life :       9.55       9.54       9.52       9.50       9.36
First Pay    :   09/15/08   09/15/08   09/15/08   09/15/08   07/15/08
Last Pay     :   10/15/08   10/15/08   10/15/08   09/15/08   08/15/08

          1Y     2Y     3Y     5Y     10Y    30Y               Price to Maturity
        4.759  4.989  5.004  5.033  5.097  5.428

SPEEDS APPLIED AT THE END OF YIELD MAINT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
               ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                          Page 4
                                                      Tue, 23 Feb 1999, 16:22:45

                     Bond Class C             6.612 FIXED CPN
                         Current Balance $22,945,000.00


                       0.00% CPR             25.00% CPR             50.00% CPR              75.00% CPR             100.00% CPR
                    -----------------      -----------------      -----------------       -----------------      ----------------
PRICE               CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur
-----------         ---------   -----      ---------    -----     ---------    -----      ---------   -----      ---------  -----
 99.37500           6.757       6.88       6.757        6.88      6.757        6.88       6.757        6.88      6.758      6.80
 99.50000           6.739                  6.739                  6.739                   6.739                  6.739
 99.62500           6.721                  6.721                  6.721                   6.721                  6.721
 99.75000           6.703                  6.703                  6.703                   6.703                  6.703
 99.87500           6.685                  6.685                  6.685                   6.685                  6.684
100.00000           6.666       6.89       6.666        6.89      6.666        6.89       6.666        6.89      6.666      6.81
100.12500           6.648                  6.648                  6.648                   6.648                  6.648
100.25000           6.630                  6.630                  6.630                   6.630                  6.629
100.37500           6.612                  6.612                  6.612                   6.612                  6.611
100.50000           6.594                  6.594                  6.594                   6.594                  6.593
100.62500           6.576       6.91       6.576        6.91      6.576        6.91       6.576        6.90      6.575      6.82
100.75000           6.559                  6.559                  6.559                   6.558                  6.557
100.87500           6.541                  6.541                  6.541                   6.540                  6.539
101.00000           6.523                  6.523                  6.523                   6.523                  6.520
101.12500           6.505                  6.505                  6.505                   6.505                  6.502
101.25000           6.487       6.92       6.487        6.92      6.487        6.92       6.487        6.91      6.484      6.83
101.37500           6.469                  6.469                  6.469                   6.469                  6.466
101.49960           6.452                  6.452                  6.452                   6.451                  6.448
101.62500           6.434                  6.434                  6.434                   6.434                  6.430
101.75000           6.416                  6.416                  6.416                   6.416                  6.412
101.87500           6.398       6.93       6.398        6.93      6.398        6.93       6.398        6.92      6.395      6.84
102.00000           6.381                  6.381                  6.381                   6.380                  6.377
102.12500           6.363                  6.363                  6.363                   6.363                  6.359
102.25000           6.346                  6.346                  6.346                   6.345                  6.341
102.37500           6.328                  6.328                  6.328                   6.328                  6.323
102.50000           6.311       6.94       6.311        6.94      6.311        6.94       6.310        6.93      6.306      6.85
102.62500           6.293                  6.293                  6.293                   6.293                  6.288
102.75000           6.276                  6.276                  6.276                   6.275                  6.270
102.87500           6.258                  6.258                  6.258                   6.258                  6.252
103.00000           6.241                  6.241                  6.241                   6.240                  6.235
103.12500           6.223       6.95       6.223        6.95      6.223        6.95       6.223        6.94      6.217      6.86
103.25000           6.206                  6.206                  6.206                   6.205                  6.200
103.37500           6.189                  6.189                  6.189                   6.188                  6.182
103.50000           6.171                  6.171                  6.171                   6.171                  6.164
103.62500           6.154                  6.154                  6.154                   6.153                  6.147



Average Life :       9.58       9.58       9.58       9.57       9.41
First Pay    :   10/15/08   10/15/08   10/15/08   09/15/08   08/15/08
Last Pay     :   10/15/08   10/15/08   10/15/08   10/15/08   08/15/08

              1Y     2Y     3Y      5Y     10Y    30Y          Price to Maturity
            4.759  4.989  5.004   5.033  5.097  5.428

SPEEDS APPLIED AT THE END OF YIELD MAINT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                          Page 5
                                                      Tue, 23 Feb 1999, 16:22:45

                      Bond Class D           6.701 FIXED CPN
                         Current Balance $62,280,000.00


                        0.00% CPR             25.00% CPR             50.00% CPR             75.00% CPR              100.00% CPR
                  -----------------      -----------------      -----------------      -----------------       ----------------
PRICE             CBE Yield    Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur
-----------       ---------   -----      ---------   -----      ---------    -----     ---------    -----      ---------  -----
 99.37500         6.848       6.85       6.848       6.85       6.848       6.85       6.848        6.85       6.849      6.77
 99.50000         6.830                  6.830                  6.830                  6.830                   6.831
 99.62500         6.812                  6.812                  6.812                  6.812                   6.812
 99.75000         6.794                  6.794                  6.794                  6.794                   6.794
 99.87500         6.775                  6.775                  6.775                  6.775                   6.775
100.00000         6.757       6.87       6.757       6.87       6.757       6.87       6.757        6.87       6.757      6.78
100.12500         6.739                  6.739                  6.739                  6.739                   6.738
100.25000         6.721                  6.721                  6.721                  6.721                   6.720
100.37500         6.703                  6.703                  6.703                  6.703                   6.702
100.50000         6.685                  6.685                  6.685                  6.685                   6.684
100.62500         6.667       6.88       6.667       6.88       6.667       6.88       6.667        6.88       6.665      6.79
100.75000         6.649                  6.649                  6.649                  6.649                   6.647
100.87500         6.631                  6.631                  6.631                  6.631                   6.629
101.00000         6.613                  6.613                  6.613                  6.613                   6.611
101.12500         6.595                  6.595                  6.595                  6.595                   6.593
101.25000         6.577       6.89       6.577       6.89       6.577       6.89       6.577        6.89       6.574      6.80
101.37500         6.559                  6.559                  6.559                  6.559                   6.556
101.49920         6.542                  6.542                  6.542                  6.542                   6.538
101.62500         6.524                  6.524                  6.524                  6.524                   6.520
101.75000         6.506                  6.506                  6.506                  6.506                   6.502
101.87500         6.488       6.90       6.488       6.90       6.488       6.90       6.488        6.90       6.484      6.81
102.00000         6.470                  6.470                  6.470                  6.470                   6.466
102.12500         6.453                  6.453                  6.453                  6.453                   6.448
102.25000         6.435                  6.435                  6.435                  6.435                   6.431
102.37500         6.417                  6.417                  6.417                  6.417                   6.413
102.50000         6.400       6.91       6.400       6.91       6.400       6.91       6.400        6.91       6.395      6.83
102.62500         6.382                  6.382                  6.382                  6.382                   6.377
102.75000         6.365                  6.365                  6.365                  6.365                   6.359
102.87500         6.347                  6.347                  6.347                  6.347                   6.342
103.00000         6.330                  6.330                  6.330                  6.330                   6.324
103.12500         6.312       6.92       6.312       6.92       6.312       6.92       6.312        6.92       6.306      6.84
103.25000         6.295                  6.295                  6.295                  6.295                   6.288
103.37500         6.277                  6.277                  6.277                  6.277                   6.271
103.50000         6.260                  6.260                  6.260                  6.260                   6.253
103.62500         6.243                  6.243                  6.243                  6.243                   6.236


Average Life  :       9.58       9.58       9.58       9.58       9.41
First Pay     :   10/15/08   10/15/08   10/15/08   10/15/08   08/15/08
Last Pay      :   10/15/08   10/15/08   10/15/08   10/15/08   08/15/08


          1Y     2Y     3Y     5Y     10Y    30Y               Price to Maturity
        4.759  4.989  5.004  5.033  5.097  5.428




SPEEDS APPLIED AT THE END OF YIELD MAINT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                           Page 6
                                                      Tue, 23 Feb 1999, 16:22:45

                     Bond Class E              7.239 FIXED CPN
                         Current Balance $81,947,000.00


                         0.00% CPR             25.00% CPR             50.00% CPR             75.00% CPR              100.00% CPR
                  -----------------       -----------------      -----------------      -----------------      ----------------
PRICE             CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield    Dur
-----------       ---------    -----      ---------   -----      ---------   -----      ---------    -----     ---------  -----
 96.45312           7.767      6.65        7.767       6.65        7.767      6.65        7.768      6.65        7.773      6.59
 96.57812           7.748                  7.748                   7.748                  7.748                  7.754
 96.70312           7.728                  7.728                   7.729                  7.729                  7.734
 96.82812           7.709                  7.709                   7.709                  7.709                  7.715
 96.95312           7.690                  7.690                   7.690                  7.690                  7.695
 97.07812           7.670      6.66        7.670       6.66        7.671      6.66        7.671      6.66        7.676      6.60
 97.20312           7.651                  7.651                   7.651                  7.652                  7.656
 97.32812           7.632                  7.632                   7.632                  7.632                  7.637
 97.45312           7.613                  7.613                   7.613                  7.613                  7.617
 97.57812           7.594                  7.594                   7.594                  7.594                  7.598
 97.70312           7.574      6.67        7.574       6.67        7.575      6.67        7.575      6.67        7.579      6.61
 97.82812           7.555                  7.555                   7.555                  7.556                  7.560
 97.95312           7.536                  7.536                   7.536                  7.537                  7.540
 98.07812           7.517                  7.517                   7.517                  7.518                  7.521
 98.20312           7.498                  7.498                   7.498                  7.499                  7.502
 98.32812           7.479      6.69        7.479       6.69        7.479      6.69        7.480      6.69        7.483      6.63
 98.45312           7.460                  7.460                   7.460                  7.461                  7.464
 98.57620           7.442                  7.442                   7.442                  7.442                  7.445
 98.70312           7.422                  7.423                   7.423                  7.423                  7.426
 98.82812           7.404                  7.404                   7.404                  7.404                  7.407
 98.95312           7.385      6.70        7.385       6.70        7.385      6.70        7.385      6.70        7.388      6.64
 99.07812           7.366                  7.366                   7.366                  7.366                  7.369
 99.20312           7.347                  7.347                   7.347                  7.348                  7.350
 99.32812           7.329                  7.329                   7.329                  7.329                  7.331
 99.45312           7.310                  7.310                   7.310                  7.310                  7.312
 99.57812           7.291      6.71        7.291       6.71        7.291      6.71        7.292      6.71        7.293      6.65
 99.70312           7.273                  7.273                   7.273                  7.273                  7.274
 99.82812           7.254                  7.254                   7.254                  7.254                  7.255
 99.95312           7.235                  7.235                   7.236                  7.236                  7.237
100.07812           7.217                  7.217                   7.217                  7.217                  7.218
100.20312           7.198      6.72        7.198       6.72        7.198      6.72        7.199      6.72        7.199      6.66
100.32812           7.180                  7.180                   7.180                  7.180                  7.181
100.45312           7.161                  7.161                   7.162                  7.162                  7.162
100.57812           7.143                  7.143                   7.143                  7.143                  7.143
100.70312           7.125                  7.125                   7.125                  7.125                  7.125


Average Life  :         9.58       9.58       9.58       9.58       9.46
First Pay     :     10/15/08   10/15/08   10/15/08   10/15/08   08/15/08
Last Pay      :     10/15/08   10/15/08   10/15/08   10/15/08   09/15/08

        1Y     2Y     3Y     5Y     10Y    30Y                 Price to Maturity
      4.759  4.989  5.004  5.033  5.097  5.428

SPEEDS APPLIED AT THE END OF YIELD MAINT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
              ------- Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                           Page 7
                                                      Tue, 23 Feb 1999, 16:22:45

                      Bond Class F              7.239 FIXED CPN
                         Current Balance $19,668,000.00


                       0.00% CPR             25.00% CPR             50.00% CPR             75.00% CPR            100.00% CPR
                  -----------------       -----------------      -----------------      -----------------      -----------------
PRICE             CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur
-----------       ---------    -----      ---------   -----      ---------   -----      ---------    -----     ---------    -----
 89.20312            8.953     6.49         8.953     6.49         8.953     6.49          8.953     6.49         8.960     6.47
 89.32812            8.931                  8.931                  8.932                   8.932                  8.939
 89.45312            8.910                  8.910                  8.910                   8.910                  8.917
 89.57812            8.889                  8.889                  8.889                   8.889                  8.896
 89.70312            8.867                  8.867                  8.867                   8.868                  8.874
 89.82812            8.846     6.50         8.846     6.50         8.846     6.50          8.846     6.50         8.853     6.49
 89.95312            8.824                  8.825                  8.825                   8.825                  8.831
 90.07812            8.803                  8.803                  8.803                   8.804                  8.810
 90.20312            8.782                  8.782                  8.782                   8.782                  8.789
 90.32812            8.761                  8.761                  8.761                   8.761                  8.768
 90.45312            8.740     6.52         8.740     6.52         8.740     6.52          8.740     6.52         8.746     6.50
 90.57812            8.719                  8.719                  8.719                   8.719                  8.725
 90.70312            8.697                  8.698                  8.698                   8.698                  8.704
 90.82812            8.676                  8.677                  8.677                   8.677                  8.683
 90.95312            8.655                  8.656                  8.656                   8.656                  8.662
 91.07812            8.634     6.53         8.635     6.53         8.635     6.53          8.635     6.53         8.641     6.52
 91.20312            8.614                  8.614                  8.614                   8.614                  8.620
 91.33430            8.592                  8.592                  8.592                   8.592                  8.598
 91.45312            8.572                  8.572                  8.572                   8.572                  8.578
 91.57812            8.551                  8.551                  8.551                   8.551                  8.557
 91.70312            8.530     6.55         8.530     6.55         8.530     6.55          8.531     6.55         8.536     6.53
 91.82812            8.509                  8.510                  8.510                   8.510                  8.516
 91.95312            8.489                  8.489                  8.489                   8.489                  8.495
 92.07812            8.468                  8.468                  8.468                   8.469                  8.474
 92.20312            8.448                  8.448                  8.448                   8.448                  8.453
 92.32812            8.427     6.56         8.427     6.56         8.427     6.56          8.427     6.56         8.433     6.54
 92.45312            8.406                  8.406                  8.407                   8.407                  8.412
 92.57812            8.386                  8.386                  8.386                   8.386                  8.392
 92.70312            8.365                  8.365                  8.366                   8.366                  8.371
 92.82812            8.345                  8.345                  8.345                   8.345                  8.351
 92.95312            8.325     6.57         8.325     6.57         8.325     6.57          8.325     6.57         8.330     6.56
 93.07812            8.304                  8.304                  8.304                   8.305                  8.310
 93.20312            8.284                  8.284                  8.284                   8.284                  8.289
 93.32812            8.263                  8.264                  8.264                   8.264                  8.269
 93.45312            8.243                  8.243                  8.243                   8.244                  8.249


Average Life :       9.58       9.58       9.58       9.58       9.54
First Pay    :   10/15/08   10/15/08   10/15/08   10/15/08   09/15/08
Last Pay     :   10/15/08   10/15/08   10/15/08   10/15/08   10/15/08

          1Y     2Y     3Y     5Y     10Y    30Y               Price to Maturity
        4.759  4.989  5.004  5.033  5.097  5.428

SPEEDS APPLIED AT THE END OF YIELD MAINT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
               ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                          Page 1
                                                      Tue, 23 Feb 1999, 16:17:01

                      Bond Class A1            6.145 FIXED CPN
                         Current Balance $181,453,000.00


                         0.00% CPR             25.00% CPR             50.00% CPR             75.00% CPR           100.00% CPR
                  -----------------       -----------------      -----------------      -----------------      -----------------
PRICE             CBE Yield    Dur       CBE Yield    Dur       CBE Yield    Dur        CBE Yield    Dur       CBE Yield    Dur
-----------       ---------   -----      ---------   -----      ---------   -----       ---------   -----      ---------   ----
 98.37500            6.570     4.02         6.673     3.80         6.725     3.69          6.754     3.63         6.786     3.56
 98.50000            6.538                  6.640                  6.691                   6.719                  6.750
 98.62500            6.507                  6.606                  6.656                   6.684                  6.715
 98.75000            6.476                  6.573                  6.622                   6.649                  6.679
 98.87500            6.444                  6.540                  6.588                   6.615                  6.644
 99.00000            6.413     4.04         6.507     3.81         6.554     3.70          6.580     3.64         6.609     3.57
 99.12500            6.382                  6.474                  6.520                   6.545                  6.573
 99.25000            6.351                  6.441                  6.486                   6.511                  6.538
 99.37500            6.320                  6.408                  6.453                   6.477                  6.503
 99.50000            6.289                  6.375                  6.419                   6.442                  6.468
 99.62500            6.258     4.05         6.343     3.82         6.385     3.72          6.408     3.66         6.433     3.59
 99.75000            6.227                  6.310                  6.351                   6.374                  6.398
 99.87500            6.196                  6.277                  6.318                   6.340                  6.364
100.00000            6.165                  6.245                  6.284                   6.306                  6.329
100.12500            6.135                  6.212                  6.251                   6.272                  6.294
100.25000            6.104     4.06         6.180     3.83         6.217     3.73          6.238     3.67         6.260     3.60
100.37500            6.073                  6.147                  6.184                   6.204                  6.225
100.49900            6.043                  6.115                  6.151                   6.170                  6.191
100.62500            6.012                  6.083                  6.118                   6.136                  6.156
100.75000            5.982                  6.050                  6.084                   6.102                  6.122
100.87500            5.951     4.07         6.018     3.85         6.051     3.74          6.069     3.68         6.087     3.61
101.00000            5.921                  5.986                  6.018                   6.035                  6.053
101.12500            5.891                  5.954                  5.985                   6.002                  6.019
101.25000            5.861                  5.922                  5.952                   5.968                  5.985
101.37500            5.830                  5.890                  5.919                   5.935                  5.951
101.50000            5.800     4.08         5.858     3.86         5.887     3.75          5.901     3.69         5.917     3.62
101.62500            5.770                  5.826                  5.854                   5.868                  5.883
101.75000            5.740                  5.795                  5.821                   5.835                  5.849
101.87500            5.710                  5.763                  5.789                   5.802                  5.815
102.00000            5.680                  5.731                  5.756                   5.769                  5.782
102.12500            5.651     4.10         5.700     3.87         5.724     3.76          5.736     3.70         5.748     3.63
102.25000            5.621                  5.668                  5.691                   5.703                  5.714
102.37500            5.591                  5.637                  5.659                   5.670                  5.681
102.50000            5.561                  5.605                  5.626                   5.637                  5.647
102.62500            5.532                  5.574                  5.594                   5.604                  5.614


Average Life :       5.00       4.67       4.52       4.44       4.36
First Pay    :   04/15/99   04/15/99   04/15/99   04/15/99   04/15/99
Last Pay     :   02/15/08   07/15/07   06/15/07   05/15/07   05/15/07



          1Y     2Y     3Y     5Y     10Y    30Y           Price to Maturity
        4.759  4.989  5.004  5.033  5.097  5.428        With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                           Page 2
                                                      Tue, 23 Feb 1999, 16:17:01

                      Bond Class A2         6.455 FIXED CPN
                         Current Balance $723,242,000.00


                         0.00% CPR             25.00% CPR             50.00% CPR             75.00% CPR              100.00% CPR
                   -----------------      -----------------      -----------------      -----------------      -----------------
PRICE              CBE Yield    Dur       CBE Yield    Dur        CBE Yield    Dur       CBE Yield    Dur       CBE Yield    Dur
-----------        ---------   -----      ---------   -----       ---------   -----      ---------   -----      ---------   ----
 99.37500            6.598     6.76         6.598     6.74          6.598     6.73         6.598     6.72         6.599     6.63
 99.50000            6.579                  6.579                   6.579                  6.580                  6.580
 99.62500            6.561                  6.561                   6.561                  6.561                  6.561
 99.75000            6.542                  6.542                   6.542                  6.542                  6.542
 99.87500            6.524                  6.524                   6.524                  6.524                  6.523
100.00000            6.505     6.77         6.505     6.76          6.505     6.74         6.505     6.73         6.505     6.64
100.12500            6.487                  6.487                   6.487                  6.487                  6.486
100.25000            6.469                  6.469                   6.468                  6.468                  6.467
100.37500            6.450                  6.450                   6.450                  6.450                  6.449
100.50000            6.432                  6.432                   6.432                  6.431                  6.430
100.62500            6.414     6.78         6.414     6.77          6.413     6.76         6.413     6.74         6.411     6.65
100.75000            6.395                  6.395                   6.395                  6.395                  6.393
100.87500            6.377                  6.377                   6.377                  6.376                  6.374
101.00000            6.359                  6.359                   6.358                  6.358                  6.356
101.12500            6.341                  6.340                   6.340                  6.340                  6.337
101.25000            6.323     6.79         6.322     6.78          6.322     6.77         6.321     6.75         6.319     6.67
101.37500            6.305                  6.304                   6.304                  6.303                  6.300
101.49350            6.287                  6.287                   6.287                  6.286                  6.283
101.62500            6.268                  6.268                   6.267                  6.267                  6.263
101.75000            6.250                  6.250                   6.249                  6.249                  6.245
101.87500            6.232     6.80         6.232     6.79          6.231     6.78         6.231     6.76         6.226     6.68
102.00000            6.214                  6.214                   6.213                  6.213                  6.208
102.12500            6.196                  6.196                   6.195                  6.195                  6.190
102.25000            6.178                  6.178                   6.177                  6.176                  6.172
102.37500            6.161                  6.160                   6.159                  6.159                  6.153
102.50000            6.143     6.81         6.142     6.80          6.141     6.79         6.141     6.78         6.135     6.69
102.62500            6.125                  6.124                   6.123                  6.123                  6.117
102.75000            6.107                  6.106                   6.106                  6.105                  6.099
102.87500            6.089                  6.088                   6.088                  6.087                  6.081
103.00000            6.072                  6.071                   6.070                  6.069                  6.063
103.12500            6.054     6.82         6.053     6.81          6.052     6.80         6.051     6.79         6.045     6.70
103.25000            6.036                  6.035                   6.034                  6.033                  6.027
103.37500            6.018                  6.017                   6.017                  6.016                  6.009
103.50000            6.001                  6.000                   5.999                  5.998                  5.991
103.62500            5.983                  5.982                   5.981                  5.980                  5.973

Average Life:       9.25       9.22       9.20       9.18       9.02
First Pay   :   02/15/08   07/15/07   06/15/07   05/15/07   05/15/07
Last Pay    :   09/15/08   09/15/08   09/15/08   09/15/08   07/15/08


          1Y     2Y     3Y     5Y     10Y    30Y            Price to Maturity
        4.759  4.989  5.004  5.033  5.097  5.428        With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
               ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                          Page 3
                                                      Tue, 23 Feb 1999, 16:17:01

                    Bond Class B             6.552 FIXED CPN
                         Current Balance $62,280,000.00


                       0.00% CPR             25.00% CPR             50.00% CPR             75.00% CPR              100.00% CPR
                  -----------------       -----------------      -----------------      -----------------      ----------------
PRICE             CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield    Dur
-----------       ---------    -----      ---------   -----      ---------   -----      ---------    -----     ---------  -----
 99.37500           6.696      6.89        6.696       6.88        6.696      6.87        6.696      6.86        6.697      6.78
 99.50000           6.678                  6.678                   6.678                  6.678                  6.678
 99.62500           6.660                  6.660                   6.660                  6.660                  6.660
 99.75000           6.641                  6.641                   6.641                  6.641                  6.641
 99.87500           6.623                  6.623                   6.623                  6.623                  6.623
100.00000           6.605      6.90        6.605       6.89        6.605      6.88        6.605      6.87        6.605      6.80
100.12500           6.587                  6.587                   6.587                  6.587                  6.586
100.25000           6.569                  6.569                   6.569                  6.569                  6.568
100.37500           6.551                  6.551                   6.551                  6.551                  6.550
100.50000           6.533                  6.533                   6.533                  6.533                  6.531
100.62500           6.515      6.91        6.515       6.90        6.515      6.89        6.515      6.88        6.513      6.81
100.75000           6.497                  6.497                   6.497                  6.497                  6.495
100.87500           6.479                  6.479                   6.479                  6.479                  6.477
101.00000           6.462                  6.461                   6.461                  6.461                  6.459
101.12500           6.444                  6.444                   6.443                  6.443                  6.441
101.25000           6.426      6.92        6.426       6.92        6.425      6.91        6.425      6.89        6.423      6.82
101.37500           6.408                  6.408                   6.408                  6.407                  6.405
101.49400           6.391                  6.391                   6.391                  6.390                  6.387
101.62500           6.373                  6.372                   6.372                  6.372                  6.369
101.75000           6.355                  6.355                   6.354                  6.354                  6.351
101.87500           6.337      6.94        6.337       6.93        6.337      6.92        6.336      6.91        6.333      6.83
102.00000           6.320                  6.319                   6.319                  6.318                  6.315
102.12500           6.302                  6.302                   6.301                  6.301                  6.297
102.25000           6.285                  6.284                   6.284                  6.283                  6.279
102.37500           6.267                  6.267                   6.266                  6.265                  6.261
102.50000           6.250      6.95        6.249       6.94        6.248      6.93        6.248      6.92        6.243      6.84
102.62500           6.232                  6.232                   6.231                  6.230                  6.226
102.75000           6.215                  6.214                   6.213                  6.213                  6.208
102.87500           6.197                  6.197                   6.196                  6.195                  6.190
103.00000           6.180                  6.179                   6.178                  6.178                  6.173
103.12500           6.162      6.96        6.162       6.95        6.161      6.94        6.160      6.93        6.155      6.85
103.25000           6.145                  6.144                   6.144                  6.143                  6.137
103.37500           6.128                  6.127                   6.126                  6.125                  6.120
103.50000           6.110                  6.110                   6.109                  6.108                  6.102
103.62500           6.093                  6.092                   6.092                  6.091                  6.084


Average Life :        9.55       9.54       9.52       9.50       9.35
First Pay    :    09/15/08   09/15/08   09/15/08   09/15/08   07/15/08
Last Pay     :    10/15/08   10/15/08   10/15/08   09/15/08   08/15/08



    1Y     2Y     3Y     5Y     10Y    30Y                 Price to Maturity
  4.759  4.989  5.004  5.033  5.097  5.428              With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                          Page 4
                                                      Tue, 23 Feb 1999, 16:17:01

                    Bond Class C             6.612 FIXED CPN
                         Current Balance $22,945,000.00


                       0.00% CPR             25.00% CPR             50.00% CPR             75.00% CPR             100.00%CPR
                   -----------------      -----------------      -----------------      -----------------      -----------------
PRICE              CBE Yield    Dur       CBE Yield    Dur       CBE Yield    Dur        CBE Yield    Dur       CBE Yield    Dur
-----------        ---------   -----      ---------   -----      ---------   -----       ---------   -----      ---------   ----
 99.37500            6.757     6.88         6.757     6.88         6.757     6.88          6.757     6.87         6.758     6.80
 99.50000            6.739                  6.739                  6.739                   6.739                  6.739
 99.62500            6.721                  6.721                  6.721                   6.721                  6.721
 99.75000            6.703                  6.703                  6.703                   6.703                  6.703
 99.87500            6.685                  6.685                  6.685                   6.685                  6.684
100.00000            6.666     6.89         6.666     6.89         6.666     6.89          6.666     6.89         6.666     6.81
100.12500            6.648                  6.648                  6.648                   6.648                  6.648
100.25000            6.630                  6.630                  6.630                   6.630                  6.629
100.37500            6.612                  6.612                  6.612                   6.612                  6.611
100.50000            6.594                  6.594                  6.594                   6.594                  6.593
100.62500            6.576     6.91         6.576     6.91         6.576     6.91          6.576     6.90         6.575     6.82
100.75000            6.559                  6.559                  6.559                   6.558                  6.557
100.87500            6.541                  6.541                  6.541                   6.540                  6.539
101.00000            6.523                  6.523                  6.523                   6.523                  6.520
101.12500            6.505                  6.505                  6.505                   6.505                  6.502
101.25000            6.487     6.92         6.487     6.92         6.487     6.92          6.487     6.91         6.484     6.83
101.37500            6.469                  6.469                  6.469                   6.469                  6.466
101.49960            6.452                  6.452                  6.452                   6.451                  6.448
101.62500            6.434                  6.434                  6.434                   6.433                  6.430
101.75000            6.416                  6.416                  6.416                   6.416                  6.412
101.87500            6.398     6.93         6.398     6.93         6.398     6.93          6.398     6.92         6.395     6.84
102.00000            6.381                  6.381                  6.381                   6.380                  6.377
102.12500            6.363                  6.363                  6.363                   6.363                  6.359
102.25000            6.346                  6.346                  6.346                   6.345                  6.341
102.37500            6.328                  6.328                  6.328                   6.328                  6.323
102.50000            6.311     6.94         6.311     6.94         6.311     6.94          6.310     6.93         6.306     6.85
102.62500            6.293                  6.293                  6.293                   6.292                  6.288
102.75000            6.276                  6.276                  6.276                   6.275                  6.270
102.87500            6.258                  6.258                  6.258                   6.257                  6.252
103.00000            6.241                  6.241                  6.241                   6.240                  6.235
103.12500            6.223     6.95         6.223     6.95         6.223     6.95          6.223     6.94         6.217     6.86
103.25000            6.206                  6.206                  6.206                   6.205                  6.200
103.37500            6.189                  6.189                  6.189                   6.188                  6.182
103.50000            6.171                  6.171                  6.171                   6.170                  6.164
103.62500            6.154                  6.154                  6.154                   6.153                  6.147


Average Life :       9.58       9.58       9.58       9.56       9.41
First Pay    :   10/15/08   10/15/08   10/15/08   09/15/08   08/15/08
Last Pay     :   10/15/08   10/15/08   10/15/08   10/15/08   08/15/08

       1Y     2Y     3Y     5Y     10Y    30Y               Price to Maturity
     4.759  4.989  5.004  5.033  5.097   5.428          With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                          Page 5
                                                      Tue, 23 Feb 1999, 16:17:01

                   Bond Class D              6.701 FIXED CPN
                         Current Balance $62,280,000.00


                           0.00% CPR             25.00% CPR            50.00% CPR             75.00% CPR             100.00% CPR
                      -----------------      -----------------      -----------------      -----------------      -----------------
PRICE                 CBE Yield    Dur       CBE Yield    Dur       CBE Yield    Dur        CBE Yield    Dur       CBE Yield    Dur
-----------           ---------   -----      ---------   -----      ---------   -----       ---------   -----      ---------   ----
 99.37500               6.848     6.85         6.848     6.85         6.848     6.85          6.848     6.85         6.849     6.77
 99.50000               6.830                  6.830                  6.830                   6.830                  6.831
 99.62500               6.812                  6.812                  6.812                   6.812                  6.812
 99.75000               6.794                  6.794                  6.794                   6.794                  6.794
 99.87500               6.775                  6.776                  6.776                   6.775                  6.775
100.00000               6.757     6.87         6.757     6.87         6.757     6.87          6.757     6.87         6.757     6.78
100.12500               6.739                  6.739                  6.739                   6.739                  6.738
100.25000               6.721                  6.721                  6.721                   6.721                  6.720
100.37500               6.703                  6.703                  6.703                   6.703                  6.702
100.50000               6.685                  6.685                  6.685                   6.685                  6.684
100.62500               6.667     6.88         6.667     6.88         6.667     6.88          6.667     6.88         6.665     6.79
100.75000               6.649                  6.649                  6.649                   6.649                  6.647
100.87500               6.631                  6.631                  6.631                   6.631                  6.629
101.00000               6.613                  6.613                  6.613                   6.613                  6.611
101.12500               6.595                  6.595                  6.595                   6.595                  6.593
101.25000               6.577     6.89         6.577     6.89         6.577     6.89          6.577     6.89         6.574     6.80
101.37500               6.559                  6.559                  6.559                   6.559                  6.556
101.49920               6.542                  6.542                  6.542                   6.542                  6.538
101.62500               6.524                  6.524                  6.524                   6.524                  6.520
101.75000               6.506                  6.506                  6.506                   6.506                  6.502
101.87500               6.488     6.90         6.488     6.90         6.488     6.90          6.488     6.90         6.484     6.81
102.00000               6.470                  6.470                  6.470                   6.470                  6.466
102.12500               6.453                  6.453                  6.453                   6.453                  6.448
102.25000               6.435                  6.435                  6.435                   6.435                  6.431
102.37500               6.417                  6.418                  6.418                   6.417                  6.413
102.50000               6.400     6.91         6.400     6.91         6.400     6.91          6.400     6.91         6.395     6.83
102.62500               6.382                  6.382                  6.382                   6.382                  6.377
102.75000               6.365                  6.365                  6.365                   6.365                  6.359
102.87500               6.347                  6.347                  6.347                   6.347                  6.342
103.00000               6.330                  6.330                  6.330                   6.330                  6.324
103.12500               6.312     6.92         6.312     6.92         6.312     6.92          6.312     6.92         6.306     6.84
103.25000               6.295                  6.295                  6.295                   6.295                  6.288
103.37500               6.277                  6.277                  6.277                   6.277                  6.271
103.50000               6.260                  6.260                  6.260                   6.260                  6.253
103.62500               6.243                  6.243                  6.243                   6.243                  6.236


Average Life  :       9.58       9.58       9.58       9.58       9.41
First Pay     :   10/15/08   10/15/08   10/15/08   10/15/08   08/15/08
Last Pay      :   10/15/08   10/15/08   10/15/08   10/15/08   08/15/08

       1Y     2Y     3Y     5Y     10Y    30Y                Price to Maturity
     4.759  4.989  5.004  5.033   5.097  5.428          With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                          Page 6
                                                      Tue, 23 Feb 1999, 16:17:01


                       Bond Class E        7.239 FIXED CPN
                         Current Balance $81,947,000.00


                      0.00% CPR             25.00% CPR             50.00% CPR             75.00% CPR             100.00% CPR
                  -----------------       -----------------      -----------------      -----------------      ----------------
PRICE               CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield    Dur
-----------         ---------    -----      ---------   -----      ---------   -----      ---------    -----     ---------  -----
 96.45312           7.767      6.65        7.766       6.65        7.766      6.65        7.766      6.65        7.771      6.59
 96.57812           7.748                  7.747                   7.746                  7.746                  7.752
 96.70312           7.728                  7.727                   7.727                  7.727                  7.732
 96.82812           7.709                  7.708                   7.708                  7.708                  7.713
 96.95312           7.690                  7.689                   7.688                  7.688                  7.693
 97.07812           7.670      6.66        7.669       6.66        7.669      6.66        7.669      6.66        7.674       6.60
 97.20312           7.651                  7.650                   7.650                  7.650                  7.654
 97.32812           7.632                  7.631                   7.631                  7.631                  7.635
 97.45312           7.613                  7.612                   7.611                  7.611                  7.616
 97.57812           7.594                  7.593                   7.592                  7.592                  7.596
 97.70312           7.574      6.67        7.573       6.67        7.573      6.67        7.573      6.67        7.577      6.61
 97.82812           7.555                  7.554                   7.554                  7.554                  7.558
 97.95312           7.536                  7.535                   7.535                  7.535                  7.538
 98.07812           7.517                  7.516                   7.516                  7.516                  7.519
 98.20312           7.498                  7.497                   7.497                  7.497                  7.500
 98.32812           7.479      6.69        7.478       6.69        7.478      6.69        7.478      6.69        7.481      6.63
 98.45312           7.460                  7.459                   7.459                  7.459                  7.462
 98.57620           7.442                  7.441                   7.440                  7.440                  7.443
 98.70312           7.422                  7.422                   7.421                  7.421                  7.424
 98.82812           7.404                  7.403                   7.402                  7.402                  7.405
 98.95312           7.385      6.70        7.384       6.70        7.384      6.70        7.384      6.70        7.386      6.64
 99.07812           7.366                  7.365                   7.365                  7.365                  7.367
 99.20312           7.347                  7.346                   7.346                  7.346                  7.348
 99.32812           7.329                  7.328                   7.327                  7.327                  7.329
 99.45312           7.310                  7.309                   7.309                  7.309                  7.310
 99.57812           7.291      6.71        7.290       6.71        7.290      6.71        7.290      6.71        7.291      6.65
 99.70312           7.273                  7.272                   7.271                  7.271                  7.272
 99.82812           7.254                  7.253                   7.253                  7.253                  7.254
 99.95312           7.235                  7.234                   7.234                  7.234                  7.235
100.07812           7.217                  7.216                   7.216                  7.216                  7.216
100.20312           7.198      6.72        7.197       6.72        7.197      6.72        7.197      6.72        7.197      6.66
100.32812           7.180                  7.179                   7.179                  7.179                  7.179
100.45312           7.161                  7.160                   7.160                  7.160                  7.160
100.57812           7.143                  7.142                   7.142                  7.142                  7.142
100.70312           7.125                  7.124                   7.123                  7.123                  7.123


Average Life  :        9.58       9.58       9.58       9.58       9.46
First Pay     :    10/15/08   10/15/08   10/15/08   10/15/08   08/15/08
Last Pay      :    10/15/08   10/15/08   10/15/08   10/15/08   09/15/08

         1Y     2Y     3Y     5Y     10Y    30Y             Price to Maturity
       4.759  4.989  5.004  5.033   5.097  5.428        With Prepayment Penalty;

      SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                    DEUTSCHE /BANC ONE FUSION DEAL - PRICING
               ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                           Page 7
                                                      Tue, 23 Feb 1999, 16:17:01

                       Bond Class F        7.239 FIXED CPN
                         Current Balance $19,668,000.00


                     0.00% CPR              25.00% CPR             50.00% CPR             75.00% CPR            100.00% CPR
                -----------------       -----------------      -----------------      -----------------      ----------------
PRICE           CBE Yield    Dur       CBE Yield    Dur       CBE Yield    Dur       CBE Yield     Dur       CBE Yield    Dur
-----------     ---------   -----      ---------   -----      ---------   -----      ---------    -----      ---------   ----
89.20312         8.953     6.49         8.952     6.49         8.952     6.49         8.952      6.49         8.958     6.47
89.32812         8.931                  8.930                  8.930                  8.930                   8.937
89.45312         8.910                  8.909                  8.909                  8.909                   8.915
89.57812         8.889                  8.888                  8.887                  8.887                   8.894
89.70312         8.867                  8.866                  8.866                  8.866                   8.872
89.82812         8.846     6.50         8.845     6.50         8.845     6.50         8.844      6.50         8.851     6.49
89.95312         8.824                  8.824                  8.823                  8.823                   8.830

90.07812         8.803                  8.802                  8.802                  8.802                   8.808
90.20312         8.782                  8.781                  8.781                  8.781                   8.787
90.32812         8.761                  8.760                  8.760                  8.759                   8.766
90.45312         8.740     6.52         8.739     6.52         8.738     6.52         8.738      6.52         8.745     6.50
90.57812         8.719                  8.718                  8.717                  8.717                   8.723
90.70312         8.697                  8.697                  8.696                  8.696                   8.702
90.82812         8.676                  8.675                  8.675                  8.675                   8.681
90.95312         8.655                  8.654                  8.654                  8.654                   8.660
91.07812         8.634     6.53         8.634     6.53         8.633     6.53         8.633      6.53         8.639     6.52
91.20312         8.614                  8.613                  8.612                  8.612                   8.618
91.33430         8.592                  8.591                  8.590                  8.590                   8.596
91.45312         8.572                  8.571                  8.571                  8.571                   8.576
91.57812         8.551                  8.550                  8.550                  8.550                   8.555

91.70312         8.530     6.55         8.529     6.55         8.529     6.55         8.529      6.55         8.535     6.53
91.82812         8.509                  8.509                  8.508                  8.508                   8.514
91.95312         8.489                  8.488                  8.488                  8.487                   8.493
92.07812         8.468                  8.467                  8.467                  8.467                   8.472
92.20312         8.448                  8.447                  8.446                  8.446                   8.452
92.32812         8.427     6.56         8.426     6.56         8.426     6.56         8.426      6.56         8.431     6.54
92.45312         8.406                  8.405                  8.405                  8.405                   8.410
92.57812         8.386                  8.385                  8.385                  8.385                   8.390
92.70312         8.365                  8.364                  8.364                  8.364                   8.369
92.82812         8.345                  8.344                  8.344                  8.344                   8.349

92.95312         8.325      6.57        8.324     6.57         8.323     6.57         8.323      6.57         8.328     6.56
93.07812         8.304                  8.303                  8.303                  8.303                   8.308
93.20312         8.284                  8.283                  8.283                  8.282                   8.288
93.32812         8.263                  8.263                  8.262                  8.262                   8.267
93.45312         8.243                  8.242                  8.242                  8.242                   8.247


Average Life  :         9.58         9.58       9.58       9.58       9.54
First Pay     :     10/15/08     10/15/08   10/15/08   10/15/08   09/15/08
Last  Pay     :     10/15/08     10/15/08   10/15/08   10/15/08   10/15/08

      1Y     2Y     3Y     5Y     10Y    30Y                Price to Maturity
     4.759   4.989  5.004  5.033  5.097  5.428          With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                          Page 1

                                                      Fri, 12 Feb 1999, 15:25:33

                      Bond Class A2         6.292 FIXED CPN
                         Current Balance $723,242,000.00


                    0.00% CPR           0.00% CPR            0.00% CPR            0.00% CPR            0.00% CPR
               -----------------     -----------------   -----------------    -----------------    -----------------
                   efaults% DEF          1.000% DEF           2.000% DEF           3.000% DEF           4.000% DEF
               ------------          ------------         ------------         ------------         ------------
                    75.0% REC            75.0% REC            75.0% REC            75.0% REC            75.0% REC
               ------------          ------------         ------------         ------------         ------------
                    12 MONTH LAG         12 MONTH LAG         12 MONTH LAG         12 MONTH LAG         12 MONTH LAG
               ---------------       ---------------     ---------------      ---------------      ---------------
PRICE          CBE Yield    Dur      CBE Yield   Dur     CBE Yield    Dur     CBE Yield    Dur     CBE Yield    Dur
-----------    ---------   -----     ---------  -----    ---------   -----    ---------   -----    ---------   -----
 99-12          6.431      6.81       6.432     6.74       6.433     6.62       6.434     6.46       6.436     6.28
 99-16          6.413                 6.413                6.414                6.415                6.416
 99-20          6.394                 6.394                6.395                6.395                6.396
 99-24          6.376                 6.376                6.376                6.376                6.376
 99-28          6.358                 6.357                6.357                6.357                6.356
100-00          6.339      6.82       6.339     6.75       6.338     6.63       6.337     6.47       6.336     6.30
100-04          6.321                 6.320                6.319                6.318                6.316
100-08          6.303                 6.302                6.301                6.299                6.297
100-12          6.284                 6.284                6.282                6.280                6.277
100-16          6.266                 6.265                6.263                6.260                6.257
100-20          6.248      6.83       6.247     6.77       6.244     6.64       6.241     6.48       6.238     6.31
100-24          6.230                 6.229                6.226                6.222                6.218
100-28          6.212                 6.210                6.207                6.203                6.198
101-00          6.194                 6.192                6.189                6.184                6.179
101-04          6.176                 6.174                6.170                6.165                6.159
101-08          6.158      6.84       6.156     6.78       6.151     6.65       6.146     6.49       6.140     6.32
101-12          6.140                 6.138                6.133                6.127                6.120
101-16          6.122                 6.119                6.115                6.108                6.101
101-20          6.104                 6.101                6.096                6.089                6.081
101-24          6.086                 6.083                6.078                6.070                6.062
101-28          6.068      6.85       6.065     6.79       6.059     6.66       6.052     6.50       6.043     6.33
102-00          6.050                 6.047                6.041                6.033                6.023
102-04          6.032                 6.029                6.023                6.014                6.004
102-08          6.015                 6.011                6.004                5.995                5.985
102-12          5.997                 5.993                5.986                5.976                5.966
102-16          5.979      6.86       5.975     6.80       5.968     6.67       5.958     6.51       5.946     6.34
102-20          5.961                 5.958                5.949                5.939                5.927
102-24          5.944                 5.940                5.931                5.920                5.908
102-28          5.926                 5.922                5.913                5.902                5.889
103-00          5.909                 5.904                5.895                5.883                5.870
103-04          5.891      6.87       5.886     6.81       5.877     6.68       5.865     6.52       5.851     6.35
103-08          5.873                 5.869                5.859                5.846                5.832
103-12          5.856                 5.851                5.841                5.828                5.813
103-16          5.838                 5.833                5.823                5.809                5.794
103-20          5.821                 5.815                5.805                5.791                5.775



                  0.00% CPR            0.00% CPR
              -----------------    ----------------
                   5.000% DEF           6.000% DEF
               ------------         -----------
                   75.0% REC            75.0% REC
               ------------         -----------
                   12 MONTH LAG         12 MONTH LAG
              ---------------      --------------
PRICE         CBE Yield    Dur     CBE Yield    Dur
-----------   ---------   -----    ---------   -----
 99-12          6.437     6.11       6.439     5.93
 99-16          6.417                6.418
 99-20          6.396                6.397
 99-24          6.376                6.376
 99-28          6.355                6.355
100-00          6.335     6.12       6.334     5.94
100-04          6.315                6.313
100-08          6.294                6.292
100-12          6.274                6.271
100-16          6.254                6.250
100-20          6.234     6.13       6.229     5.95
100-24          6.213                6.209
100-28          6.193                6.188
101-00          6.173                6.167
101-04          6.153                6.146
101-08          6.133     6.14       6.126     5.96
101-12          6.113                6.105
101-16          6.093                6.084
101-20          6.073                6.064
101-24          6.053                6.043
101-28          6.033     6.15       6.023     5.97
102-00          6.013                6.002
102-04          5.993                5.982
102-08          5.974                5.962
102-12          5.954                5.941
102-16          5.934     6.16       5.921     5.98
102-20          5.914                5.900
102-24          5.895                5.880
102-28          5.875                5.860
103-00          5.855                5.840
103-04          5.836     6.17       5.820     5.99
103-08          5.816                5.799
103-12          5.797                5.779
103-16          5.777                5.759
103-20          5.758                5.739



Average Life    :      9.25          9.13                 8.92                 8.66                 8.38
First Pay       :  02/15/08      03/15/06             11/15/04             12/15/03             06/15/03
Last Pay        :  09/15/08      09/15/08             09/15/08             09/15/08             09/15/08
Collateral Loss :      0.00  (0.00 ) 25182313.46 (1.92 )  48578323.62  (3.71 ) 70301419.64  (5.36 ) 90458650.11
Agg. Bond Loss  :      0.00  (0.00 ) 0.00        (0.00 )  0.00         (0.00 ) 0.00         (0.00 ) 0.00


Average Life    :           8.10                 7.82
First Pay       :        12/15/02             08/15/02
Last Pay        :        09/15/08             09/15/08
Collateral Loss :  (6.90 )  109151036.50  (8.32 ) 126473872.18(9.65 )
Agg. Bond Loss  :  (0.00 )  0.00          (0.00 ) 0.00        (0.00 )


             1Y     2Y    3Y     5Y     10Y    30Y            Price to Maturity
           4.628  4.773 4.781  4.796   4.910  5.346

0% CPR, %CDR APPLIED IMMEDIATELY, 75% RECOVERY, 12 MONTH LAG

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                          Page 1
                                                      Fri, 12 Feb 1999, 15:33:08

                      Bond Class A2         6.292 FIXED CPN
                         Current Balance $723,242,000.00


                    0.00% CPR            0.00% CPR            0.00% CPR            0.00% CPR             0.00% CPR
              -----------------     -----------------    -----------------     -----------------     -----------------
                  efaults% DEF           1.000% DEF           2.000% DEF           3.000% DEF            4.000% DEF
              ------------          ------------         ------------          ------------          ------------
                   50.0% REC             50.0% REC            50.0% REC            50.0% REC             50.0% REC
              ----------            ----------           ----------            ----------            ----------
                   12 MONTH LAG          12 MONTH LAG         12 MONTH LAG         12 MONTH LAG          12 MONTH LAG
              ---------------       ---------------      ---------------       ---------------       ---------------
PRICE         CBE Yield    Dur      CBE Yield    Dur     CBE Yield    Dur      CBE Yield   Dur      CBE Yield    Dur
-----------   ---------   -----     ---------   -----    ---------   -----     ---------  -----     ---------   -----
 99-12          6.431     6.81        6.431     6.78       6.432     6.73       6.432      6.65       6.433     6.57
 99-16          6.413                 6.413                6.413                6.413                 6.414
 99-20          6.394                 6.394                6.394                6.395                 6.395
 99-24          6.376                 6.376                6.376                6.376                 6.376
 99-28          6.358                 6.357                6.357                6.357                 6.357
100-00          6.339     6.82        6.339     6.79       6.339     6.74       6.338      6.66       6.338     6.58
100-04          6.321                 6.321                6.320                6.320                 6.319
100-08          6.303                 6.302                6.302                6.301                 6.300
100-12          6.284                 6.284                6.283                6.282                 6.281
100-16          6.266                 6.266                6.265                6.264                 6.262
100-20          6.248     6.83        6.248     6.80       6.247     6.75       6.245      6.68       6.244     6.59
100-24          6.230                 6.229                6.228                6.227                 6.225
100-28          6.212                 6.211                6.210                6.208                 6.206
101-00          6.194                 6.193                6.192                6.190                 6.187
101-04          6.176                 6.175                6.173                6.171                 6.169
101-08          6.158     6.84        6.157     6.82       6.155     6.76       6.153      6.69       6.150     6.60
101-12          6.140                 6.139                6.137                6.134                 6.131
101-16          6.122                 6.121                6.119                6.116                 6.113
101-20          6.104                 6.103                6.101                6.098                 6.094
101-24          6.086                 6.085                6.083                6.079                 6.076
101-28          6.068     6.85        6.067     6.83       6.064     6.77       6.061      6.70       6.057     6.61
102-00          6.050                 6.049                6.046                6.043                 6.039
102-04          6.032                 6.031                6.028                6.025                 6.020
102-08          6.015                 6.013                6.010                6.006                 6.002
102-12          5.997                 5.995                5.992                5.988                 5.983
102-16          5.979     6.86        5.978     6.84       5.974     6.78       5.970      6.71       5.965     6.62
102-20          5.961                 5.960                5.957                5.952                 5.946
102-24          5.944                 5.942                5.939                5.934                 5.928
102-28          5.926                 5.924                5.921                5.916                 5.910
103-00          5.909                 5.907                5.903                5.898                 5.892
103-04          5.891     6.87        5.889     6.85       5.885     6.79       5.880      6.72       5.873     6.63
103-08          5.873                 5.871                5.867                5.862                 5.855
103-12          5.856                 5.854                5.850                5.844                 5.837
103-16          5.838                 5.836                5.832                5.826                 5.819
103-20          5.821                 5.819                5.814                5.808                 5.801


                   0.00% CPR             0.00% CPR
              -----------------    ----------------
                   5.000% DEF            6.000% DEF
              ------------         -----------
                   50.0% REC             50.0% RE
              ----------           ---------
                   12 MONTH LAG          12 MONTH LAG
              ---------------      --------------
PRICE         CBE Yield    Dur      CBE Yield    Dur
-----------   ---------   -----     ---------   -----
 99-12          6.434      6.48       6.435     6.38
 99-16          6.414                 6.415
 99-20          6.395                 6.395
 99-24          6.376                 6.376
 99-28          6.357                 6.356
100-00          6.337      6.49       6.337     6.39
100-04          6.318                 6.317
100-08          6.299                 6.298
100-12          6.280                 6.278
100-16          6.261                 6.259
100-20          6.242      6.50       6.240     6.41
100-24          6.223                 6.220
100-28          6.204                 6.201
101-00          6.185                 6.182
101-04          6.166                 6.163
101-08          6.147      6.51       6.143     6.42
101-12          6.128                 6.124
101-16          6.109                 6.105
101-20          6.090                 6.086
101-24          6.071                 6.067
101-28          6.053      6.52       6.048     6.43
102-00          6.034                 6.029
102-04          6.015                 6.010
102-08          5.996                 5.991
102-12          5.978                 5.972
102-16          5.959      6.53       5.953     6.44
102-20          5.940                 5.934
102-24          5.922                 5.915
102-28          5.903                 5.896
103-00          5.885                 5.878
103-04          5.866      6.54       5.859     6.45
103-08          5.848                 5.840
103-12          5.829                 5.821
103-16          5.811                 5.803
103-20          5.793                 5.784



Average Life    :      9.25                  9.20                 9.11                 8.98                  8.85
First Pay       :  02/15/08              11/15/06              10/15/05             01/15/05             05/15/04
Last   Pay      :  09/15/08              09/15/08              10/15/08             10/15/08             10/15/08
Collateral Loss :      0.00        (0.00 )  50364429.84 (3.84 )  97156310.28 (7.41 )  140602407.54 (10.72)   180916808.94
Agg. Bond Loss  :      0.00        (0.00 )  0.00        (0.00 )  0.00        (0.00 )  0.00         (0.00 )   0.00


Average Life    :           8.70                  8.55
First Pay       :       11/15/03             07/15/03
Last   Pay      :       10/15/08             10/15/08
Collateral Loss :  (13.80)  218301549.40(16.65)  252947209.13(19.29)
Agg. Bond Loss  :  (0.00 )  0.00        (0.00 )  0.00        (0.00 )


          1Y     2Y      3Y      5Y     10Y      30Y          Price to Maturity
        4.628  4.773   4.781   4.796   4.910    5.346

0% CPR, %CDR APPLIED IMMEDIATELY, 50% RECOVERY, 12 MONTH LAG

 Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                       Page 1
                                                      Fri, 12 Feb 1999, 16:09:12

                       Bond Class A2          6.292 FIXED CPN
                         Current Balance $723,242,000.00


                     0.00% CPR             25.00% CPR             50.00% CPR             75.00% CPR              100.00% CPR
                -----------------       -----------------      -----------------      -----------------       ----------------
PRICE           CBE Yield     Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Our       CBE Yield    Dur
-----------     ---------    -----      ---------   -----      ---------    -----     ---------    -----      ---------  -----
 99-12             6.422      8.18        6.427      7.41        6.429      7.04         6.430      6.89        6.432      6.68
 99-16             6.406                  6.410                  6.411                   6.412                  6.413
 99-20             6.391                  6.393                  6.394                   6.394                  6.395
 99-24             6.376                  6.376                  6.376                   6.376                  6.376
 99-28             6.360                  6.359                  6.358                   6.358                  6.357
100-00             6.345      8.20        6.342      7.43        6.340      7.06         6.340      6.90        6.339      6.69
100-04             6.330                  6.325                  6.323                   6.322                  6.320
100-08             6.315                  6.309                  6.305                   6.304                  6.301
100-12             6.300                  6.292                  6.288                   6.286                  6.283
100-16             6.285                  6.275                  6.270                   6.268                  6.264
100-20             6.269      8.21        6.259      7.44        6.252      7.07         6.250      6.91        6.246      6.70
100-24             6.254                  6.242                  6.235                   6.232                  6.227
100-28             6.239                  6.225                  6.217                   6.214                  6.209
101-00             6.224                  6.209                  6.200                   6.196                  6.190
101-04             6.209                  6.192                  6.183                   6.178                  6.172
101-08             6.194      8.23        6.176      7.45        6.165      7.08         6.160      6.92        6.154      6.71
101-12             6.179                  6.159                  6.148                   6.143                  6.135
101-16             6.164                  6.143                  6.130                   6.125                  6.117
101-20             6.150                  6.126                  6.113                   6.107                  6.099
101-24             6.135                  6.110                  6.096                   6.089                  6.081
101-28             6.120      8.24        6.093      7.47        6.079      7.09         6.072      6.93        6.062      6.72
102-00             6.105                  6.077                  6.061                   6.054                  6.044
102-04             6.090                  6.061                  6.044                   6.037                  6.026
102-08             6.075                  6.044                  6.027                   6.019                  6.008
102-12             6.061                  6.028                  6.010                   6.001                  5.990
102-16             6.046      8.26        6.012      7.48        5.993      7.10         5.984      6.95        5.972      6.73
102-20             6.031                  5.996                  5.975                   5.966                  5.954
102-24             6.016                  5.979                  5.958                   5.949                  5.936
102-28             6.002                  5.963                  5.941                   5.932                  5.918
103-00             5.987                  5.947                  5.924                   5.914                  5.900
103-04             5.972      8.27        5.931      7.49        5.907      7.11         5.897      6.96        5.882      6.75
103-08             5.958                  5.915                  5.890                   5.879                  5.864
103-12             5.943                  5.899                  5.873                   5.862                  5.846
103-16             5.929                  5.882                  5.856                   5.845                  5.828
103-20             5.914                  5.866                  5.839                   5.827                  5.810


Average Life  :      12.01       10.43       9.69       9.40       9.02
First Pay     :   02/15/08    07/15/07   06/15/07   05/15/07   05/15/07
Last Pay      :   09/15/11    04/15/11   10/15/09   02/15/09   07/15/08

  1Y     2Y      3Y     5Y     10Y    30Y       Extension Month: 36; Price
4.628  4.773   4.781  4.796   4.910  5.346      to Maturity
                                                With Prepayment Penalty;

36 MONTHS BALOON EXTENSION ON 100% OF BALLOON BALANCE
SPEEDS APPLIED AT THE END OF LOCK OUT

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                          Page 1
                                                      Fri, 12 Feb 1999, 16:11:43

                     Bond Class A2            6.292 FIXED CPN
                         Current Balance $723,242,000.00


                   0.00% CPR                25.00% CPR             50.00% CPR             75.00% CPR              100.00% CPR
                -----------------       -----------------      -----------------      -----------------       ----------------
PRICE           CBE Yield     Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur
-----------     ---------    -----      ---------   -----      ---------    -----     ---------    -----      ---------  -----
 99-12            6.422       8.18        6.426      7.44        6.429      7.06        6.430       6.90        6.432      6.69
 99-16            6.406                   6.409                  6.411                  6.412                   6.413
 99-20            6.391                   6.393                  6.393                  6.394                   6.395
 99-24            6.376                   6.376                  6.376                  6.376                   6.376
 99-28            6.360                   6.359                  6.358                  6.358                   6.357
100-00            6.345       8.20        6.342      7.45        6.341      7.08        6.340       6.92        6.339      6.70
100-04            6.330                   6.326                  6.323                  6.322                   6.320
100-08            6.315                   6.309                  6.305                  6.304                   6.301
100-12            6.300                   6.292                  6.288                  6.286                   6.283
100-16            6.285                   6.276                  6.270                  6.268                   6.264
100-20            6.269       8.21        6.259      7.47        6.253      7.09        6.250       6.93        6.246      6.71
100-24            6.254                   6.242                  6.235                  6.232                   6.227
100-28            6.239                   6.226                  6.218                  6.214                   6.209
101-00            6.224                   6.209                  6.200                  6.196                   6.191
101-04            6.209                   6.193                  6.183                  6.179                   6.172
101-08            6.194       8.23        6.176      7.48        6.166      7.10        6.161       6.94        6.154      6.72
101-12            6.179                   6.160                  6.148                  6.143                   6.136
101-16            6.164                   6.143                  6.131                  6.125                   6.117
101-20            6.150                   6.127                  6.114                  6.108                   6.099
101-24            6.135                   6.111                  6.096                  6.090                   6.081
101-28            6.120       8.24        6.094      7.49        6.079      7.11        6.072       6.95        6.063      6.73
102-00            6.105                   6.078                  6.062                  6.055                   6.045
102-04            6.090                   6.062                  6.045                  6.037                   6.026
102-08            6.075                   6.045                  6.028                  6.020                   6.008
102-12            6.061                   6.029                  6.011                  6.002                   5.990
102-16            6.046       8.26        6.013      7.50        5.994      7.12        5.985       6.96        5.972      6.74
102-20            6.031                   5.997                  5.976                  5.967                   5.954
102-24            6.016                   5.981                  5.959                  5.950                   5.936
102-28            6.002                   5.964                  5.942                  5.932                   5.918
103-00            5.987                   5.948                  5.925                  5.915                   5.900
103-04            5.972       8.27        5.932      7.52        5.908      7.13        5.898       6.97        5.882      6.75
103-08            5.958                   5.916                  5.892                  5.880                   5.864
103-12            5.943                   5.900                  5.875                  5.863                   5.847
103-16            5.929                   5.884                  5.858                  5.846                   5.829
103-20            5.914                   5.868                  5.841                  5.828                   5.811


Average Life  :       12.01      10.48       9.73       9.43       9.03
First Pay     :    02/15/08   01/15/08   01/15/08   12/15/07   10/15/07
Last Pay      :    09/15/11   04/15/11   10/15/09   02/15/09   07/15/08

            1Y     2Y     3Y      5Y    10Y    30Y        Extension Month: 36;
          4.628  4.773  4.781   4.796  4.910  5.346       Price to Maturity

36 MONTHS BALOON EXTENSION ON 100% OF BALLOON BALANCE
SPEEDS APPLIED AT THE END OF YIELD MAINT

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.







--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                           Page 1
                                                      Fri, 12 Feb 1999, 16:05:20

                      Bond Class A2         6.292 FIXED CPN
                         Current Balance $723,242,000.00


                    0.00% CPR              25.00% CPR             50.00% CPR             75.00% CPR              100.00% CPR
                -----------------       -----------------      -----------------      -----------------      ----------------
PRICE           CBE Yield     Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur
-----------     ---------    -----      ---------   -----      ---------    -----     ---------    -----     ---------   -----
 99-12            6.428       7.24        6.430      6.94        6.430      6.87        6.431      6.83         6.432      6.69
 99-16            6.410                   6.412                  6.412                  6.412                   6.413
 99-20            6.393                   6.394                  6.394                  6.394                   6.395
 99-24            6.376                   6.376                  6.376                  6.376                   6.376
 99-28            6.359                   6.358                  6.358                  6.358                   6.357
100-00            6.341       7.25        6.340      6.95        6.340      6.89        6.339      6.84         6.339      6.70
100-04            6.324                   6.322                  6.321                  6.321                   6.320
100-08            6.307                   6.304                  6.303                  6.303                   6.301
100-12            6.290                   6.286                  6.285                  6.285                   6.283
100-16            6.273                   6.268                  6.267                  6.267                   6.264
100-20            6.256       7.27        6.251      6.97        6.249      6.90        6.249      6.85         6.246      6.71
100-24            6.239                   6.233                  6.231                  6.231                   6.227
100-28            6.222                   6.215                  6.214                  6.213                   6.209
101-00            6.205                   6.197                  6.196                  6.194                   6.191
101-04            6.188                   6.180                  6.178                  6.177                   6.172
101-08            6.171       7.28        6.162      6.98        6.160      6.91        6.159      6.87         6.154      6.72
101-12            6.154                   6.144                  6.142                  6.141                   6.136
101-16            6.137                   6.127                  6.124                  6.123                   6.117
101-20            6.120                   6.109                  6.107                  6.105                   6.099
101-24            6.103                   6.092                  6.089                  6.087                   6.081
101-28            6.087       7.29        6.074      6.99        6.071      6.92        6.069      6.88         6.063      6.73
102-00            6.070                   6.057                  6.053                  6.051                   6.045
102-04            6.053                   6.039                  6.036                  6.034                   6.026
102-08            6.036                   6.022                  6.018                  6.016                   6.008
102-12            6.020                   6.004                  6.001                  5.998                   5.990
102-16            6.003       7.30        5.987      7.00        5.983      6.93        5.981      6.89         5.972      6.74
102-20            5.986                   5.970                  5.965                  5.963                   5.954
102-24            5.970                   5.952                  5.948                  5.945                   5.936
102-28            5.953                   5.935                  5.930                  5.928                   5.918
103-00            5.937                   5.918                  5.913                  5.910                   5.900
103-04            5.920       7.32        5.900      7.01        5.896      6.94        5.893      6.90         5.882      6.75
103-08            5.904                   5.883                  5.878                  5.875                   5.864
103-12            5.887                   5.866                  5.861                  5.858                   5.847
103-16            5.871                   5.849                  5.843                  5.840                   5.829
103-20            5.854                   5.832                  5.826                  5.823                   5.811


Average Life :      10.11       9.50       9.37        9.29        9.03
First Pay    :   02/15/08   01/15/08   01/15/08    12/15/07    10/15/07
Last Pay     :   06/15/11   10/15/09   01/15/09    10/15/08    07/15/08


             1Y     2Y     3Y     5Y      10Y    30Y          Price to Maturity
           4.628  4.773  4.781  4.796    4.910  5.346

36 MONTHS BALOON EXTENSION ON 50% OF BALLOON BALANCE SPEEDS APPLIED AT THE END OF YIELD MAINT

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                          Page 1
                                                      Fri, 12 Feb 1999, 16:07:04

                      Bond Class A2          6.292 FIXED CPN
                         Current Balance $723,242,000.00


                    0.00% CPR              25.00% CPR             50.00% CPR            75.00% CPR               100.00% CPR
                -----------------       -----------------      ------------------     ------------------     ------------------
PRICE           CBE Yield     Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur
-----------     ---------    -----      ---------   -----      ---------    -----     ---------    -----     ---------    -----
 99-12             6.428     7.24         6.430      6.93         6.431     6.86         6.431     6.82         6.432      6.68
 99-16             6.410                  6.412                   6.412                  6.413                  6.413
 99-20             6.393                  6.394                   6.394                  6.394                  6.395
 99-24             6.376                  6.376                   6.376                  6.376                  6.376
 99-28             6.359                  6.358                   6.358                  6.358                  6.357
100-00             6.341     7.25         6.340      6.94         6.340     6.87         6.339     6.83         6.339      6.69
100-04             6.324                  6.322                   6.321                  6.321                  6.320
100-08             6.307                  6.304                   6.303                  6.303                  6.301
100-12             6.290                  6.286                   6.285                  6.285                  6.283
100-16             6.273                  6.268                   6.267                  6.267                  6.264

100-20             6.256     7.27         6.251      6.95         6.249     6.88         6.248     6.84         6.246      6.70
100-24             6.239                  6.233                   6.231                  6.230                  6.227
100-28             6.222                  6.215                   6.213                  6.212                  6.209
101-00             6.205                  6.197                   6.195                  6.194                  6.190
101-04             6.188                  6.179                   6.177                  6.176                  6.172
101-08             6.171     7.28         6.162      6.96         6.160     6.90         6.158     6.85         6.154      6.71
101-12             6.154                  6.144                   6.142                  6.140                  6.135
101-16             6.137                  6.126                   6.124                  6.122                  6.117
101-20             6.120                  6.109                   6.106                  6.104                  6.099
101-24             6.103                  6.091                   6.088                  6.087                  6.081

101-28             6.087     7.29         6.074      6.98         6.071     6.91         6.069     6.86         6.062      6.72
102-00             6.070                  6.056                   6.053                  6.051                  6.044
102-04             6.053                  6.039                   6.035                  6.033                  6.026
102-08             6.036                  6.021                   6.018                  6.015                  6.008
102-12             6.020                  6.004                   6.000                  5.998                  5.990
102-16             6.003     7.30         5.986      6.99         5.982     6.92         5.980     6.88         5.972      6.73
102-20             5.986                  5.969                   5.965                  5.962                  5.954
102-24             5.970                  5.952                   5.947                  5.945                  5.936
102-28             5.953                  5.934                   5.930                  5.927                  5.918
103-00             5.937                  5.917                   5.912                  5.909                  5.900

103-04             5.920      7.32        5.900      7.00         5.895     6.93         5.892     6.89         5.882      6.75
103-08             5.904                  5.882                   5.877                  5.874                  5.864
103-12             5.887                  5.865                   5.860                  5.857                  5.846
103-16             5.871                  5.848                   5.843                  5.839                  5.828
103-20             5.854                  5.831                   5.825                  5.822                  5.810


Average Life  :      10.11       9.48       9.35       9.27       9.02
First Pay     :   02/15/08   07/15/07   06/15/07   05/15/07   05/15/07
Last Pay      :   06/15/11   10/15/09   01/15/09   10/15/08   07/15/08

             1Y     2Y     3Y     5Y      10Y    30Y        Price to Maturity
           4.628  4.773  4.781  4.796    4.910  5.346   With Prepayment Penalty;

36 MONTHS BALOON EXTENSION ON 50% OF BALLOON BALANCE SPEEDS APPLIED AT THE END OF LOCK OUT

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                           Page 1
                                                      Fri, 12 Feb 1999, 14:15:34

                     Bond Class A1          5.950 FIXED CPN
                         Current Balance $181,434,000.00


                      0.00% CPR          25.00% CPR                50.00% CPR            75.00% CPR             100.00% CPR
                -----------------      -----------------       -----------------      -----------------      -----------------
PRICE           CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur       CBE Yield    Dur
-----------     ---------    -----     ---------    -----      ---------   -----      ---------   -----      ---------   -----
 98-12            6.370      4.05        6.370      4.05         6.370      4.05        6.370      4.04        6.370      4.04
 98-16            6.338                  6.339                   6.339                  6.339                  6.339
 98-20            6.307                  6.307                   6.307                  6.307                  6.308
 98-24            6.276                  6.276                   6.276                  6.276                  6.277
 98-28            6.245                  6.245                   6.245                  6.245                  6.245
 99-00            6.214      4.06        6.214      4.06         6.214      4.06        6.214      4.06        6.214      4.05
 99-04            6.183                  6.183                   6.183                  6.183                  6.183
 99-08            6.152                  6.152                   6.152                  6.152                  6.152
 99-12            6.121                  6.121                   6.121                  6.121                  6.121
 99-16            6.090                  6.090                   6.090                  6.090                  6.090
 99-20            6.060      4.07        6.060      4.07         6.060      4.07        6.060      4.07        6.060      4.06
 99-24            6.029                  6.029                   6.029                  6.029                  6.029
 99-28            5.998                  5.998                   5.998                  5.998                  5.998
100-00            5.968                  5.968                   5.968                  5.968                  5.967
100-04            5.937                  5.937                   5.937                  5.937                  5.937
100-08            5.907      4.08        5.907      4.08         5.906      4.08        5.906      4.08        5.906      4.08
100-12            5.876                  5.876                   5.876                  5.876                  5.876
100-16            5.846                  5.846                   5.846                  5.846                  5.845
100-20            5.815                  5.815                   5.815                  5.815                  5.815
100-24            5.785                  5.785                   5.785                  5.785                  5.785
100-28            5.755      4.10        5.755      4.10         5.755      4.09        5.755      4.09        5.754      4.09
101-00            5.725                  5.725                   5.725                  5.725                  5.724
101-04            5.695                  5.695                   5.695                  5.694                  5.694
101-08            5.665                  5.665                   5.664                  5.664                  5.664
101-12            5.635                  5.635                   5.634                  5.634                  5.634
101-16            5.605      4.11        5.605      4.11         5.605      4.11        5.604      4.11        5.604      4.10
101-20            5.575                  5.575                   5.575                  5.575                  5.574
101-24            5.545                  5.545                   5.545                  5.545                  5.544
101-28            5.515                  5.515                   5.515                  5.515                  5.514
102-00            5.486                  5.485                   5.485                  5.485                  5.484
102-04            5.456      4.12        5.456      4.12         5.456      4.12        5.456      4.12        5.455      4.11
102-08            5.426                  5.426                   5.426                  5.426                  5.425
102-12            5.397                  5.397                   5.396                  5.396                  5.395
102-16            5.367                  5.367                   5.367                  5.367                  5.366
102-20            5.338                  5.338                   5.337                  5.337                  5.336


Average Life :         5.00       5.00       5.00       4.99       4.99
First Pay    :     04/15/99   04/15/99   04/15/99   04/15/99   04/15/99
Last Pay     :     02/15/08   01/15/08   01/15/08   12/15/07   10/15/07


           1Y     2Y     3Y     5Y     10Y    30Y              Price to Maturity
         4.628  4.773  4.781  4.796   4.910  5.346

SPEEDS APPLIED AT THE END OF YM PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                          Page 2
                                                      Fri, 12 Feb 1999 14:15:34

                       Bond Class A2        6.292 FIXED CPN
                         Current Balance $723,242,000.00


                      0.00% CPR         25.00% CPR                 50.00% CPR            75.00% CPR             100.00% CPR
                -----------------       -----------------      -----------------      -----------------      -----------------
PRICE           CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur       CBE Yield    Dur
-----------     ---------    -----     ---------    -----      ---------   -----      ---------   -----      ---------   -----
 99-12            6.431      6.81         6.431      6.80        6.431      6.79        6.431      6.78        6.432      6.69
 99-16            6.413                   6.413                  6.413                  6.413                  6.413
 99-20            6.394                   6.394                  6.394                  6.394                  6.395
 99-24            6.376                   6.376                  6.376                  6.376                  6.376
 99-28            6.358                   6.357                  6.357                  6.357                  6.357
100-00            6.339      6.82         6.339      6.81        6.339      6.80        6.339      6.79        6.339      6.70
100-04            6.321                   6.321                  6.321                  6.321                  6.320
100-08            6.303                   6.303                  6.303                  6.302                  6.301
100-12            6.284                   6.284                  6.284                  6.284                  6.283
100-16            6.266                   6.266                  6.266                  6.266                  6.264
100-20            6.248      6.83         6.248      6.82        6.248      6.82        6.248      6.80        6.246      6.71
100-24            6.230                   6.230                  6.230                  6.229                  6.227
100-28            6.212                   6.212                  6.212                  6.211                  6.209
101-00            6.194                   6.194                  6.193                  6.193                  6.191
101-04            6.176                   6.176                  6.175                  6.175                  6.172
101-08            6.158      6.84         6.158      6.84        6.157      6.83        6.157      6.81        6.154      6.72
101-12            6.140                   6.140                  6.139                  6.139                  6.136
101-16            6.122                   6.122                  6.121                  6.121                  6.117
101-20            6.104                   6.104                  6.103                  6.103                  6.099
101-24            6.086                   6.086                  6.085                  6.085                  6.081
101-28            6.068      6.85         6.068      6.85        6.068      6.84        6.067      6.82        6.063      6.73
102-00            6.050                   6.050                  6.050                  6.049                  6.045
102-04            6.032                   6.032                  6.032                  6.031                  6.026
102-08            6.015                   6.014                  6.014                  6.013                  6.008
102-12            5.997                   5.997                  5.996                  5.995                  5.990
102-16            5.979      6.86         5.979      6.86        5.978      6.85        5.978      6.84        5.972      6.74
102-20            5.961                   5.961                  5.961                  5.960                  5.954
102-24            5.944                   5.943                  5.943                  5.942                  5.936
102-28            5.926                   5.926                  5.925                  5.924                  5.918
103-00            5.909                   5.908                  5.908                  5.907                  5.900
103-04            5.891      6.87         5.890      6.87        5.890      6.86        5.889      6.85        5.882      6.75
103-08            5.873                   5.873                  5.872                  5.871                  5.864
103-12            5.856                   5.855                  5.855                  5.854                  5.847
103-16            5.838                   5.838                  5.837                  5.836                  5.829
103-20            5.821                   5.820                  5.820                  5.819                  5.811


Average Life  :        9.25       9.24       9.22       9.20       9.03
First Pay     :    02/15/08   01/15/08   01/15/08   12/15/07   10/15/07
Last Pay      :    09/15/08   09/15/08   09/15/08   09/15/08   07/15/08

            1Y     2Y     3Y     5Y     10Y    30Y            Price to Maturity
          4.628  4.773  4.781  4.796   4.910  5.346

SPEEDS APPLIED AT THE END OF YM PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                           Page 3
                                                      Fri, 12 Feb 1999, 14:15:34

                       Bond Class B         6.412 FIXED CPN
                         Current Balance $62,278,000.00


                      0.00% CPR              25.00% CPR             50.00% CPR             75.00% CPR             100.00% CPR
                -----------------       -----------------      -----------------      -----------------      ----------------
PRICE           CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield    Dur
-----------     ---------    -----      ---------   -----      ---------   -----      ---------    -----     ---------  -----
 99-12            6.552       6.93        6.553      6.93        6.553      6.92        6.553      6.90        6.553      6.83
 99-16            6.534                   6.534                  6.535                  6.535                  6.535
 99-20            6.516                   6.516                  6.516                  6.516                  6.517
 99-24            6.498                   6.498                  6.498                  6.498                  6.498
 99-28            6.480                   6.480                  6.480                  6.480                  6.480
100-00            6.462       6.95        6.462      6.94        6.462      6.93        6.462      6.92        6.462      6.84
100-04            6.444                   6.444                  6.444                  6.444                  6.444
100-08            6.427                   6.426                  6.426                  6.426                  6.425
100-12            6.409                   6.409                  6.408                  6.408                  6.407
100-16            6.391                   6.391                  6.391                  6.390                  6.389
100-20            6.373       6.96        6.373      6.95        6.373      6.94        6.372      6.93        6.371      6.85
100-24            6.355                   6.355                  6.355                  6.355                  6.353
100-28            6.337                   6.337                  6.337                  6.337                  6.335
101-00            6.320                   6.320                  6.319                  6.319                  6.317
101-04            6.302                   6.302                  6.302                  6.301                  6.299
101-08            6.284       6.97        6.284      6.96        6.284      6.95        6.283      6.94        6.281      6.86
101-12            6.267                   6.266                  6.266                  6.266                  6.263
101-16            6.249                   6.249                  6.248                  6.248                  6.245
101-20            6.231                   6.231                  6.231                  6.230                  6.227
101-24            6.214                   6.214                  6.213                  6.213                  6.209
101-28            6.196       6.98        6.196      6.97        6.196      6.96        6.195      6.95        6.192      6.87
102-00            6.179                   6.178                  6.178                  6.177                  6.174
102-04            6.161                   6.161                  6.160                  6.160                  6.156
102-08            6.144                   6.143                  6.143                  6.142                  6.138
102-12            6.126                   6.126                  6.125                  6.125                  6.121
102-16            6.109       6.99        6.109      6.98        6.108      6.97        6.107      6.96        6.103      6.88
102-20            6.092                   6.091                  6.091                  6.090                  6.085
102-24            6.074                   6.074                  6.073                  6.072                  6.068
102-28            6.057                   6.056                  6.056                  6.055                  6.050
103-00            6.040                   6.039                  6.038                  6.038                  6.033
103-04            6.022       7.00        6.022      6.99        6.021      6.98        6.020      6.97        6.015      6.90
103-08            6.005                   6.005                  6.004                  6.003                  5.997
103-12            5.988                   5.987                  5.987                  5.986                  5.980
103-16            5.971                   5.970                  5.969                  5.968                  5.962
103-20            5.954                   5.953                  5.952                  5.951                  5.945


Average Life  :        9.55       9.54       9.52       9.50        9.36
First Pay     :    09/15/08   09/15/08   09/15/08   09/15/08    07/15/08
Last Pay      :    10/15/08   10/15/08   10/15/08   09/15/08    08/15/08

           1Y     2Y     3Y      5Y     10Y    30Y            Price to Maturity
         4.628  4.773  4.781   4.796   4.910  5.346

SPEEDS APPLIED AT THE END OF YM PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                          Page 4
                                                      Fri, 12 Feb 1999, 14:15:34

                      Bond Class C         6.452 FIXED CPN
                         Current Balance $22,944,000.00


                   0.00% CPR              25.00% CPR             50.00% CPR            75.00% CPR                 100.00% CPR
                -----------------      -----------------      -----------------      -----------------       ----------------
PRICE           CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur
-----------     ---------   -----      ---------    -----     ---------    -----     ---------    -----      ---------   ----
 99-12            6.593      6.94        6.593      6.94        6.593      6.94        6.593      6.93         6.594      6.85
 99-16            6.575                  6.575                  6.575                  6.575                   6.576
 99-20            6.557                  6.557                  6.557                  6.557                   6.557
 99-24            6.539                  6.539                  6.539                  6.539                   6.539
 99-28            6.521                  6.521                  6.521                  6.521                   6.521
100-00            6.503      6.95        6.503      6.95        6.503      6.95        6.503      6.94         6.503      6.86
100-04            6.485                  6.485                  6.485                  6.485                   6.485
100-08            6.467                  6.467                  6.467                  6.467                   6.467
100-12            6.450                  6.450                  6.450                  6.449                   6.448
100-16            6.432                  6.432                  6.432                  6.432                   6.430
100-20            6.414      6.96        6.414      6.96        6.414      6.96        6.414      6.95         6.412      6.87
100-24            6.396                  6.396                  6.396                  6.396                   6.394
100-28            6.378                  6.378                  6.378                  6.378                   6.376
101-00            6.361                  6.361                  6.361                  6.360                   6.358
101-04            6.343                  6.343                  6.343                  6.343                   6.340
101-08            6.325      6.97        6.325      6.97        6.325      6.97        6.325      6.96         6.322      6.88
101-12            6.308                  6.308                  6.308                  6.307                   6.305
101-16            6.290                  6.290                  6.290                  6.290                   6.287
101-20            6.272                  6.272                  6.272                  6.272                   6.269
101-24            6.255                  6.255                  6.255                  6.254                   6.251
101-28            6.237      6.98        6.237      6.98        6.237      6.98        6.237      6.97         6.233      6.89
102-00            6.220                  6.220                  6.220                  6.219                   6.216
102-04            6.202                  6.202                  6.202                  6.202                   6.198
102-08            6.185                  6.185                  6.185                  6.184                   6.180
102-12            6.167                  6.167                  6.167                  6.167                   6.163
102-16            6.150      6.99        6.150      6.99        6.150      6.99        6.149      6.99         6.145      6.90
102-20            6.133                  6.133                  6.133                  6.132                   6.127
102-24            6.115                  6.115                  6.115                  6.115                   6.110
102-28            6.098                  6.098                  6.098                  6.097                   6.092
103-00            6.081                  6.081                  6.081                  6.080                   6.075
103-04            6.063      7.00        6.063      7.00        6.063      7.00        6.063      7.00         6.057      6.91
103-08            6.046                  6.046                  6.046                  6.045                   6.040
103-12            6.029                  6.029                  6.029                  6.028                   6.022
103-16            6.012                  6.012                  6.012                  6.011                   6.005
103-20            5.994                  5.994                  5.994                  5.994                   5.987


Average Life  :        9.58       9.58       9.58       9.57       9.41
First Pay     :    10/15/08   10/15/08   10/15/08   09/15/08   08/15/08
Last Pay      :    10/15/08   10/15/08   10/15/08   10/15/08   08/15/08

            1Y     2Y     3Y     5Y     10Y    30Y             Price to Maturity
          4.628  4.773  4.781  4.796   4.910  5.346

SPEEDS APPLIED AT THE END OF YM PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
              ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                          Page 5
                                                      Fri, 12 Feb 1999, 14:15:34

                      Bond Class D         6.709 FIXED CPN
                         Current Balance $62,278,000.00


                   0.00% CPR               25.00% CPR             50.00% CPR             75.00% CPR              100.00% CPR
                -----------------       -----------------      -----------------      -----------------      -----------------
PRICE           CBE Yield     Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur
-----------     ---------    -----      ---------   -----      ---------    -----     ---------    -----     ---------    ----
 99-12            6.857       6.85        6.857      6.85        6.857      6.85        6.857      6.85        6.857      6.77
 99-16            6.838                   6.838                  6.838                  6.838                  6.839
 99-20            6.820                   6.820                  6.820                  6.820                  6.820
 99-24            6.802                   6.802                  6.802                  6.802                  6.802
 99-28            6.784                   6.784                  6.784                  6.784                  6.783
100-00            6.765       6.86        6.765      6.86        6.765      6.86        6.765      6.86        6.765      6.78
100-04            6.747                   6.747                  6.747                  6.747                  6.747
100-08            6.729                   6.729                  6.729                  6.729                  6.728
100-12            6.711                   6.711                  6.711                  6.711                  6.710
100-16            6.693                   6.693                  6.693                  6.693                  6.692
100-20            6.675       6.88        6.675      6.88        6.675      6.88        6.675      6.88        6.673      6.79
100-24            6.657                   6.657                  6.657                  6.657                  6.655
100-28            6.639                   6.639                  6.639                  6.639                  6.637
101-00            6.621                   6.621                  6.621                  6.621                  6.619
101-04            6.603                   6.603                  6.603                  6.603                  6.601
101-08            6.585       6.89        6.585      6.89        6.585      6.89        6.585      6.89        6.583      6.80
101-12            6.567                   6.567                  6.567                  6.567                  6.564
101-16            6.550                   6.550                  6.550                  6.550                  6.546
101-20            6.532                   6.532                  6.532                  6.532                  6.528
101-24            6.514                   6.514                  6.514                  6.514                  6.510
101-28            6.496       6.90        6.496      6.90        6.496      6.90        6.496      6.90        6.492      6.81
102-00            6.479                   6.479                  6.479                  6.479                  6.474
102-04            6.461                   6.461                  6.461                  6.461                  6.457
102-08            6.443                   6.443                  6.443                  6.443                  6.439
102-12            6.426                   6.426                  6.426                  6.426                  6.421
102-16            6.408       6.91        6.408      6.91        6.408      6.91        6.408      6.91        6.403      6.82
102-20            6.390                   6.390                  6.390                  6.390                  6.385
102-24            6.373                   6.373                  6.373                  6.373                  6.367
102-28            6.355                   6.355                  6.355                  6.355                  6.350
103-00            6.338                   6.338                  6.338                  6.338                  6.332
103-04            6.320       6.92        6.320      6.92        6.320      6.92        6.320      6.92        6.314      6.83
103-08            6.303                   6.303                  6.303                  6.303                  6.296
103-12            6.285                   6.285                  6.285                  6.285                  6.279
103-16            6.268                   6.268                  6.268                  6.268                  6.261
103-20            6.251                   6.251                  6.251                  6.251                  6.244


Average Life :       9.58        9.58        9.58        9.58        9.41
First Pay    :   10/15/08    10/15/08    10/15/08    10/15/08    08/15/08
Last Pay     :   10/15/08    10/15/08    10/15/08    10/15/08    08/15/08

           1Y     2Y      3Y     5Y     10Y    30Y            Price to Maturity
         4.628  4.773   4.781  4.796   4.910  5.346

SPEEDS APPLIED AT THE END OF YM PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                          Page 6
                                                      Fri, 12 Feb 1999, 14:15:34

                      Bond Class E             7.238 FIXED CPN
                         Current Balance $81,945,000.00


                      0.00% CPR              25.00% CPR              50.00% CPR          75.00% CPR             100.00% CPR
                  -----------------      -----------------      -----------------      -----------------      ----------------
  PRICE           CBE Yield     Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur
  -----------     ---------    -----      ---------   -----      ---------    -----     ---------    -----     ---------    ----
  95-25            7.872       6.63        7.872      6.63        7.872      6.63        7.872      6.63        7.879      6.57
  95-29            7.852                   7.852                  7.853                  7.853                  7.859
  96-01            7.833                   7.833                  7.833                  7.833                  7.839
  96-05            7.813                   7.813                  7.813                  7.814                  7.820
  96-09            7.794                   7.794                  7.794                  7.794                  7.800
  96-13            7.774       6.65        7.774      6.65        7.774      6.65        7.775      6.65        7.780      6.59
  96-17            7.755                   7.755                  7.755                  7.755                  7.761
  96-21            7.735                   7.735                  7.736                  7.736                  7.741
  96-25            7.716                   7.716                  7.716                  7.716                  7.722
  96-29            7.697                   7.697                  7.697                  7.697                  7.702
  97-01            7.677       6.66        7.677      6.66        7.678      6.66        7.678      6.66        7.683      6.60
  97-05            7.658                   7.658                  7.658                  7.659                  7.663
  97-09            7.639                   7.639                  7.639                  7.639                  7.644
  97-13            7.620                   7.620                  7.620                  7.620                  7.625
  97-17            7.601                   7.601                  7.601                  7.601                  7.605
  97-21            7.581       6.67        7.581      6.67        7.582      6.67        7.582      6.67        7.586      6.61
  97-25            7.562                   7.562                  7.562                  7.563                  7.567
  97-29            7.543                   7.543                  7.543                  7.544                  7.547
  98-01            7.524                   7.524                  7.524                  7.525                  7.528
  98-05            7.505                   7.505                  7.505                  7.506                  7.509
  98-09            7.486       6.68        7.486      6.68        7.486      6.68        7.487      6.68        7.490      6.63
  98-13            7.467                   7.467                  7.467                  7.468                  7.471
  98-17            7.448                   7.448                  7.448                  7.449                  7.452
  98-21            7.429                   7.429                  7.430                  7.430                  7.433
  98-25            7.411                   7.411                  7.411                  7.411                  7.413
  98-29            7.392       6.70        7.392      6.70        7.392      6.70        7.392      6.70        7.394      6.64
  99-01            7.373                   7.373                  7.373                  7.373                  7.376
  99-05            7.354                   7.354                  7.354                  7.355                  7.357
  99-09            7.335                   7.335                  7.336                  7.336                  7.338
  99-13            7.317                   7.317                  7.317                  7.317                  7.319
  99-17            7.298       6.71        7.298      6.71        7.298      6.71        7.298      6.71        7.300      6.65
  99-21            7.279                   7.279                  7.280                  7.280                  7.281
  99-25            7.261                   7.261                  7.261                  7.261                  7.262
  99-29            7.242                   7.242                  7.242                  7.243                  7.244
 100-01            7.224                   7.224                  7.224                  7.224                  7.225


Average Life  :            9.58        9.58        9.58        9.58        9.46
First Pay     :        10/15/08    10/15/08    10/15/08    10/15/08    08/15/08
Last Pay      :        10/15/08    10/15/08    10/15/08    10/15/08    09/15/08

           1Y      2Y     3Y     5Y     10Y    30Y             Price to Maturity
         4.628   4.773  4.781  4.796   4.910  5.346

SPEEDS APPLIED AT THE END OF YM PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                          Page 7
                                                      Fri, 12 Feb 1999, 14:15:34

                      Bond Class F          7.238 FIXED CPN
                         Current Balance $19,667,000.00


                        0.00% CPR               25.00% CPR               50.00% CPR           75.00% CPR             100.00% CPR
                     -----------------       -----------------      -----------------      -----------------      ----------------
PRICE                CBE Yield    Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur
-----------          ---------   -----      ---------   -----      ---------    -----     ---------    -----     ---------    ----
89-16                  8.902       6.50        8.902      6.50        8.902      6.50        8.902      6.50        8.909      6.48
89-20                  8.880                   8.880                  8.881                  8.881                  8.887
89-24                  8.859                   8.859                  8.859                  8.859                  8.866
89-28                  8.838                   8.838                  8.838                  8.838                  8.845
90-00                  8.816                   8.816                  8.817                  8.817                  8.823
90-04                  8.795       6.51        8.795      6.51        8.795      6.51        8.795      6.51        8.802      6.49
90-08                  8.774                   8.774                  8.774                  8.774                  8.781
90-12                  8.753                   8.753                  8.753                  8.753                  8.759
90-16                  8.732                   8.732                  8.732                  8.732                  8.738
90-20                  8.710                   8.711                  8.711                  8.711                  8.717
90-24                  8.689       6.52        8.689      6.52        8.690      6.52        8.690      6.52        8.696      6.51
90-28                  8.668                   8.668                  8.669                  8.669                  8.675
91-00                  8.647                   8.647                  8.648                  8.648                  8.654
91-04                  8.626                   8.627                  8.627                  8.627                  8.633
91-08                  8.606                   8.606                  8.606                  8.606                  8.612
91-12                  8.585       6.54        8.585      6.54        8.585      6.54        8.585      6.54        8.591      6.52
91-16                  8.564                   8.564                  8.564                  8.564                  8.570
91-20                  8.543                   8.543                  8.543                  8.543                  8.549
91-24                  8.522                   8.522                  8.522                  8.523                  8.528
91-28                  8.502                   8.502                  8.502                  8.502                  8.508
92-00                  8.481       6.55        8.481      6.55        8.481      6.55        8.481      6.55        8.487      6.54
92-04                  8.460                   8.460                  8.460                  8.461                  8.466
92-08                  8.440                   8.440                  8.440                  8.440                  8.446
92-12                  8.419                   8.419                  8.419                  8.419                  8.425
92-16                  8.398                   8.399                  8.399                  8.399                  8.404
92-20                  8.378       6.57        8.378      6.57        8.378      6.57        8.378      6.57        8.384      6.55
92-24                  8.358                   8.358                  8.358                  8.358                  8.363
92-28                  8.337                   8.337                  8.337                  8.337                  8.343
93-00                  8.317                   8.317                  8.317                  8.317                  8.322
93-04                  8.296                   8.296                  8.297                  8.297                  8.302
93-08                  8.276       6.58        8.276      6.58        8.276      6.58        8.276      6.58        8.282      6.56
93-12                  8.256                   8.256                  8.256                  8.256                  8.261
93-16                  8.235                   8.236                  8.236                  8.236                  8.241
93-20                  8.215                   8.215                  8.215                  8.216                  8.221
93-24                  8.195                   8.195                  8.195                  8.195                  8.200


Average Life  :             9.58        9.58        9.58        9.58        9.54
First Pay     :         10/15/08    10/15/08    10/15/08    10/15/08    09/15/08
Last Pay      :         10/15/08    10/15/08    10/15/08    10/15/08    10/15/08

          1Y     2Y     3Y     5Y      10Y   30Y               Price to Maturity
        4.628  4.773  4.781  4.796    4.910 5.346

SPEEDS APPLIED AT THE END OF YM PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table -----


Lehman Brothers                                                          Page 8
                                                      Fri, 12 Feb 1999, 14:15:34

                      Bond Class X            0.933 FIXED CPN
                        Current Balance $1,311,125,920.05


                         0.00% CPR             25.00% CPR             50.00% CPR              75.00% CPR            100.00% CPR
                     -----------------      -----------------       -----------------      -----------------      ----------------
PRICE               CBE Yield     Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur
-----------         ---------    -----      ---------   -----      ---------    -----     ---------    -----     ---------    ----
4-14                  12.572      3.49       12.558      3.49       12.538      3.49       12.509       3.48       12.293      3.46
4-15                  12.374                 12.359                 12.339                 12.310                  12.092
4-16                  12.177                 12.162                 12.142                 12.113                  11.894
4-17                  11.983                 11.967                 11.948                 11.918                  11.698
4-18                  11.790                 11.775                 11.755                 11.726                  11.504
4-19                  11.600      3.57       11.585      3.57       11.565      3.56       11.535       3.56       11.312      3.54
4-20                  11.412                 11.397                 11.377                 11.347                  11.123
4-21                  11.226                 11.211                 11.191                 11.160                  10.935
4-22                  11.042                 11.027                 11.006                 10.976                  10.750
4-23                  10.860                 10.844                 10.824                 10.794                  10.566
4-24                  10.680      3.64       10.664      3.64       10.644      3.64       10.613       3.63       10.384      3.61
4-25                  10.502                 10.486                 10.465                 10.434                  10.204
4-26                  10.325                 10.309                 10.289                 10.258                  10.026
4-27                  10.151                 10.135                 10.114                 10.083                   9.850
4-28                   9.978                  9.962                  9.941                  9.910                   9.676
4-29                   9.807      3.71        9.791      3.71        9.770      3.71        9.738       3.71        9.503      3.68
4-30                   9.638                  9.621                  9.600                  9.569                   9.333
4-31                   9.470                  9.454                  9.432                  9.401                   9.163
5-00                   9.304                  9.288                  9.266                  9.234                   8.996
5-01                   9.140                  9.123                  9.102                  9.070                   8.830
5-02                   8.977      3.78        8.960      3.78        8.939      3.78        8.907       3.78        8.666      3.75
5-03                   8.816                  8.799                  8.778                  8.745                   8.503
5-04                   8.656                  8.639                  8.618                  8.585                   8.342
5-05                   8.498                  8.481                  8.460                  8.427                   8.183
5-06                   8.342                  8.325                  8.303                  8.270                   8.025
5-07                   8.186      3.85        8.169      3.85        8.148      3.85        8.114       3.84        7.868      3.82
5-08                   8.033                  8.016                  7.994                  7.960                   7.713
5-09                   7.881                  7.863                  7.841                  7.808                   7.559
5-10                   7.730                  7.713                  7.690                  7.657                   7.407
5-11                   7.580                  7.563                  7.541                  7.507                   7.256
5-12                   7.432      3.92        7.415      3.91        7.392      3.91        7.359       3.91        7.107      3.88
5-13                   7.285                  7.268                  7.246                  7.212                   6.959
5-14                   7.140                  7.123                  7.100                  7.066                   6.812
5-15                   6.996                  6.978                  6.956                  6.921                   6.667
5-16                   6.853                  6.835                  6.813                  6.778                   6.522


Average Life  :             8.83        8.82        8.81        8.79        8.66
First Pay     :         04/15/99    04/15/99    04/15/99    04/15/99    04/15/99
Last Pay      :         11/15/18    11/15/18    11/15/18    11/15/18    09/15/18

          1Y     2Y     3Y     5Y    10Y    30Y               Price to Maturity
        4.628  4.773  4.781  4.796  4.910  5.346

SPEEDS APPLIED AT THE END OF YM PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                           Page 1
                                                      Fri, 12 Feb 1999, 14:17:18

                      Bond Class A1          5.950 FIXED CPN
                         Current Balance $181,434,000.00


                         0.00% CPR             25.00% CPR              50.00% CPR             75.00% CPR           100.00% CPR
                     -----------------      -----------------       -----------------      -----------------      ----------------
PRICE                CBE Yield    Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur
-----------          ---------   -----      ---------   -----      ---------    -----     ---------    -----     ---------    ----
  98-12                6.370      4.05        6.475      3.82         6.529      3.71        6.558      3.65        6.590      3.58
  98-16                6.338                  6.442                   6.495                  6.523                  6.555
  98-20                6.307                  6.409                   6.461                  6.489                  6.519
  98-24                6.276                  6.376                   6.427                  6.454                  6.484
  98-28                6.245                  6.343                   6.393                  6.420                  6.449
  99-00                6.214      4.06        6.310      3.83         6.359      3.73        6.385      3.66        6.414      3.59
  99-04                6.183                  6.278                   6.325                  6.351                  6.379
  99-08                6.152                  6.245                   6.291                  6.317                  6.344
  99-12                6.121                  6.212                   6.258                  6.282                  6.309
  99-16                6.090                  6.180                   6.224                  6.248                  6.274
  99-20                6.060      4.07        6.147      3.84         6.191      3.74        6.214      3.68        6.240      3.60
  99-24                6.029                  6.114                   6.157                  6.180                  6.205
  99-28                5.998                  6.082                   6.124                  6.146                  6.170
 100-00                5.968                  6.050                   6.090                  6.112                  6.136
 100-04                5.937                  6.017                   6.057                  6.079                  6.101
 100-08                5.907      4.08        5.985      3.86         6.024      3.75        6.045      3.69        6.067      3.62
 100-12                5.876                  5.953                   5.991                  6.011                  6.032
 100-16                5.846                  5.921                   5.958                  5.977                  5.998
 100-20                5.815                  5.888                   5.925                  5.944                  5.964
 100-24                5.785                  5.856                   5.892                  5.910                  5.930
 100-28                5.755      4.10        5.824      3.87         5.859      3.76        5.877      3.70        5.896      3.63
 101-00                5.725                  5.792                   5.826                  5.843                  5.862
 101-04                5.695                  5.761                   5.793                  5.810                  5.828
 101-08                5.665                  5.729                   5.760                  5.777                  5.794
 101-12                5.635                  5.697                   5.728                  5.744                  5.760
 101-16                5.605      4.11        5.665      3.88         5.695      3.77        5.710      3.71        5.726      3.64
 101-20                5.575                  5.634                   5.662                  5.677                  5.692
 101-24                5.545                  5.602                   5.630                  5.644                  5.659
 101-28                5.515                  5.571                   5.597                  5.611                  5.625
 102-00                5.486                  5.539                   5.565                  5.578                  5.591
 102-04                5.456      4.12        5.508      3.89         5.533      3.78        5.545      3.72        5.558      3.65
 102-08                5.426                  5.476                   5.500                  5.513                  5.524
 102-12                5.397                  5.445                   5.468                  5.480                  5.491
 102-16                5.367                  5.414                   5.436                  5.447                  5.458
 102-20                5.338                  5.382                   5.404                  5.415                  5.425


Average Life   :          5.00        4.67        4.52        4.44       4.36
First Pay      :      04/15/99    04/15/99    04/15/99    04/15/99    04/15/99
Last  Pay      :      02/15/08    07/15/07    06/15/07    05/15/07    05/15/07

          1Y     2Y     3Y     5Y     10Y    30Y            Price to Maturity
        4.628  4.773  4.781  4.796   4.910  5.346       With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                          Page 2
                                                      Fri, 12 Feb 1999, 14:17:18

                      Bond Class A2          6.292 FIXED CPN
                         Current Balance $723,242,000.00


                    0.00% CPR              25.00% CPR              50.00% CPR            75.00% CPR            100.00% CPR
                -----------------      -----------------       -----------------      -----------------      ----------------
PRICE           CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur
-----------     ---------    -----     ---------    -----     ---------    -----      ---------   -----      ---------   ----
 99-12            6.431      6.81        6.431      6.79         6.431      6.78        6.431      6.77        6.432      6.68
 99-16            6.413                  6.413                   6.413                  6.413                  6.413
 99-20            6.394                  6.394                   6.394                  6.394                  6.395
 99-24            6.376                  6.376                   6.376                  6.376                  6.376
 99-28            6.358                  6.358                   6.358                  6.357                  6.357
100-00            6.339      6.82        6.339      6.81         6.339      6.79        6.339      6.78        6.339      6.69
100-04            6.321                  6.321                   6.321                  6.321                  6.320
100-08            6.303                  6.303                   6.303                  6.302                  6.301
100-12            6.284                  6.284                   6.284                  6.284                  6.283
100-16            6.266                  6.266                   6.266                  6.266                  6.264
100-20            6.248      6.83        6.248      6.82         6.248      6.81        6.247      6.79        6.246      6.70
100-24            6.230                  6.230                   6.230                  6.229                  6.227
100-28            6.212                  6.212                   6.211                  6.211                  6.209
101-00            6.194                  6.194                   6.193                  6.193                  6.190
101-04            6.176                  6.176                   6.175                  6.175                  6.172
101-08            6.158      6.84        6.157      6.83         6.157      6.82        6.157      6.80        6.154      6.71
101-12            6.140                  6.139                   6.139                  6.139                  6.135
101-16            6.122                  6.121                   6.121                  6.120                  6.117
101-20            6.104                  6.104                   6.103                  6.102                  6.099
101-24            6.086                  6.086                   6.085                  6.084                  6.081
101-28            6.068      6.85        6.068       6.84        6.067      6.83        6.066      6.81        6.062      6.72
102-00            6.050                  6.050                   6.049                  6.049                  6.044
102-04            6.032                  6.032                   6.031                  6.031                  6.026
102-08            6.015                  6.014                   6.013                  6.013                  6.008
102-12            5.997                  5.996                   5.996                  5.995                  5.990
102-16            5.979      6.86        5.979       6.85        5.978      6.84        5.977      6.82        5.972      6.73
102-20            5.961                  5.961                   5.960                  5.959                  5.954
102-24            5.944                  5.943                   5.942                  5.941                  5.936
102-28            5.926                  5.925                   5.925                  5.924                  5.918
103-00            5.909                  5.908                   5.907                  5.906                  5.900
103-04            5.891      6.87        5.890       6.86        5.889      6.85        5.888      6.84        5.882      6.75
103-08            5.873                  5.872                   5.872                  5.871                  5.864
103-12            5.856                  5.855                   5.854                  5.853                  5.846
103-16            5.838                  5.837                   5.836                  5.835                  5.828
103-20            5.821                  5.820                   5.819                  5.818                  5.810


Average Life  :             9.25        9.22        9.20        9.18        9.02
First Pay     :         02/15/08    07/15/07    06/15/07    05/15/07    05/15/07
Last Pay      :         09/15/08    09/15/08    09/15/08    09/15/08    07/15/08

            1Y     2Y     3Y     5Y     10Y    30Y         Price to Maturity
          4.628  4.773  4.781  4.796   4.910  5.346     With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                 DEUTSCHE /BANC ONE FUSION DEAL - RED HERRI14G
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                          Page 3
                                                      Fri, 12 Feb 1999, 14:17:18

                      Bond Class B          6.412 FIXED CPN
                         Current Balance $62,278,000.00


                    0.00% CPR             25.00% CPR            50.00% CPR              75.00% CPR              100.00% CPR
                -----------------      -----------------      -----------------      -----------------       ----------------
PRICE           CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur
-----------     ---------    -----     ---------    -----     ---------    -----     ---------    -----     ---------    ----
 99-12            6.552      6.93        6.553      6.93        6.553       6.92        6.553      6.90        6.553      6.83
 99-16            6.534                  6.534                  6.535                   6.535                  6.535
 99-20            6.516                  6.516                  6.516                   6.516                  6.517
 99-24            6.498                  6.498                  6.498                   6.498                  6.498
 99-28            6.480                  6.480                  6.480                   6.480                  6.480
100-00            6.462      6.95        6.462      6.94        6.462       6.93        6.462      6.92        6.462      6.84
100-04            6.444                  6.444                  6.444                   6.444                  6.444
100-08            6.427                  6.426                  6.426                   6.426                  6.425
100-12            6.409                  6.409                  6.408                   6.408                  6.407
100-16            6.391                  6.391                  6.391                   6.390                  6.389
100-20            6.373      6.96        6.373      6.95        6.373       6.94        6.372      6.93        6.371      6.85
100-24            6.355                  6.355                  6.355                   6.355                  6.353
100-28            6.337                  6.337                  6.337                   6.337                  6.335
101-00            6.320                  6.320                  6.319                   6.319                  6.317
101-04            6.302                  6.302                  6.301                   6.301                  6.299
101-08            6.284      6.97        6.284      6.96        6.284       6.95        6.283      6.94        6.281      6.86
101-12            6.267                  6.266                  6.266                   6.266                  6.263
101-16            6.249                  6.249                  6.248                   6.248                  6.245
101-20            6.231                  6.231                  6.231                   6.230                  6.227
101-24            6.214                  6.214                  6.213                   6.213                  6.209
101-28            6.196      6.98        6.196      6.97        6.196       6.96        6.195      6.95        6.192      6.87
102-00            6.179                  6.178                  6.178                   6.177                  6.174
102-04            6.161                  6.161                  6.160                   6.160                  6.156
102-08            6.144                  6.143                  6.143                   6.142                  6.138
102-12            6.126                  6.126                  6.125                   6.125                  6.121
102-16            6.109      6.99        6.109      6.98        6.108       6.97        6.107      6.96        6.103      6.88
102-20            6.092                  6.091                  6.091                   6.090                  6.085
102-24            6.074                  6.074                  6.073                   6.072                  6.068
102-28            6.057                  6.056                  6.056                   6.055                  6.050
103-00            6.040                  6.039                  6.038                   6.038                  6.032

103-04            6.022      7.00        6.022      6.99        6.021       6.98        6.020      6.97        6.015      6.89
103-08            6.005                  6.005                  6.004                   6.003                  5.997
103-12            5.988                  5.987                  5.987                   5.986                  5.980
103-16            5.971                  5.970                  5.969                   5.968                  5.962
103-20            5.954                  5.953                  5.952                   5.951                  5.945

Average Life  :             9.55        9.54        9.52        9.50        9.35
First Pay     :         09/15/08    09/15/08    09/15/08    09/15/08    07/15/08
Last Pay      :         10/15/08    10/15/08    10/15/08    09/15/08    08/15/08


           1Y     2Y     3Y     5Y     10Y    30Y            Price to Maturity
         4.628  4.773  4.781  4.796   4.910  5.346      With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                          Page 4
                                                      Fri, 12 Feb 1999, 14:17:18
                       Bond Class C         6.452 FIXED CPN
                         Current Balance $22,944,000.00


                    0.00% CPR                25.00% CPR            50.00% CPR             75.00% CPR            100.00% CPR
                 -----------------      -----------------      -----------------      -----------------      -----------------
PRICE            CBE Yield    Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur
-----------      ---------   -----      ---------   -----      ---------    -----     ---------    -----     ---------    -----
 99-12            6.593      6.94        6.593      6.94        6.593      6.94        6.593      6.93        6.594       6.85
 99-16            6.575                  6.575                  6.575                  6.575                  6.576
 99-20            6.557                  6.557                  6.557                  6.557                  6.557
 99-24            6.539                  6.539                  6.539                  6.539                  6.539
 99-28            6.521                  6.521                  6.521                  6.521                  6.521
100-00            6.503      6.95        6.503      6.95        6.503      6.95        6.503      6.94        6.503       6.86
100-04            6.485                  6.485                  6.485                  6.485                  6.485
100-08            6.467                  6.467                  6.467                  6.467                  6.467
100-12            6.450                  6.450                  6.450                  6.449                  6.448
100-16            6.432                  6.432                  6.432                  6.432                  6.430
100-20            6.414      6.96        6.414      6.96        6.414      6.96        6.414      6.95        6.412       6.87
100-24            6.396                  6.396                  6.396                  6.396                  6.394
100-28            6.378                  6.378                  6.378                  6.378                  6.376
101-00            6.361                  6.361                  6.361                  6.360                  6.358
101-04            6.343                  6.343                  6.343                  6.343                  6.340
101-08            6.325      6.97        6.325      6.97        6.325      6.97        6.325      6.96        6.322       6.88
101-12            6.308                  6.308                  6.308                  6.307                  6.305
101-16            6.290                  6.290                  6.290                  6.290                  6.287
101-20            6.272                  6.272                  6.272                  6.272                  6.269
101-24            6.255                  6.255                  6.255                  6.254                  6.251
101-28            6.237      6.98        6.237      6.98        6.237      6.98        6.237      6.97        6.233       6.89
102-00            6.220                  6.220                  6.220                  6.219                  6.216
102-04            6.202                  6.202                  6.202                  6.202                  6.198
102-08            6.185                  6.185                  6.185                  6.184                  6.180
102-12            6.167                  6.167                  6.167                  6.167                  6.163
102-16            6.150      6.99        6.150      6.99        6.150      6.99        6.149      6.98        6.145       6.90
102-20            6.133                  6.133                  6.133                  6.132                  6.127
102-24            6.115                  6.115                  6.115                  6.115                  6.110
102-28            6.098                  6.098                  6.098                  6.097                  6.092
103-00            6.081                  6.081                  6.081                  6.080                  6.075
103-04            6.063      7.00        6.063      7.00        6.063      7.00        6.063      6.99        6.057       6.91
103-08            6.046                  6.046                  6.046                  6.045                  6.040
103-12            6.029                  6.029                  6.029                  6.028                  6.022
103-16            6.012                  6.012                  6.012                  6.011                  6.005
103-20            5.994                  5.994                  5.994                  5.994                  5.987


Average Life  :     9.58       9.58       9.58       9.56       9.41
First Pay     : 10/15/08   10/15/08   10/15/08   09/15/08   08/15/08
Last Pay      : 10/15/08   10/15/08   10/15/08   10/15/08   08/15/08

          1Y     2Y     3Y     5Y    10Y    30Y             Price to Maturity
        4.628  4.773  4.781  4.796  4.910  5.346        With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                           Page 5
                                                      Fri, 12 Feb 1999, 14:17:18

                      Bond Class D          6.709 FIXED CPN
                         Current Balance $62,278,000.00


                      0.00% CPR             25.00% CPR              50.00% CPR             75.00% CPR             100.00% CPR
                -----------------      -----------------      -----------------       -----------------      ----------------
PRICE           CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur       CBE Yield    Dur
-----------     ---------    -----     ---------    -----     ---------    -----      ---------   -----      ---------   ----
 99-12            6.857      6.85        6.857       6.85        6.857      6.85        6.857      6.85        6.857      6.77
 99-16            6.838                  6.838                   6.838                  6.838                  6.839
 99-20            6.820                  6.820                   6.820                  6.820                  6.820
 99-24            6.802                  6.802                   6.802                  6.802                  6.802
 99-28            6.784                  6.784                   6.784                  6.784                  6.783
100-00            6.765      6.86        6.766       6.86        6.765      6.86        6.765      6.86        6.765      6.78
100-04            6.747                  6.747                   6.747                  6.747                  6.747
100-08            6.729                  6.729                   6.729                  6.729                  6.728
100-12            6.711                  6.711                   6.711                  6.711                  6.710
100-16            6.693                  6.693                   6.693                  6.693                  6.692
100-20            6.675      6.88        6.675       6.88        6.675      6.88        6.675      6.88        6.673      6.79
100-24            6.657                  6.657                   6.657                  6.657                  6.655
100-28            6.639                  6.639                   6.639                  6.639                  6.637
101-00            6.621                  6.621                   6.621                  6.621                  6.619
101-04            6.603                  6.603                   6.603                  6.603                  6.601
101-08            6.585      6.89        6.585       6.89        6.585      6.89        6.585      6.89        6.583      6.80
101-12            6.567                  6.567                   6.567                  6.567                  6.564
101-16            6.550                  6.550                   6.550                  6.550                  6.546
101-20            6.532                  6.532                   6.532                  6.532                  6.528
101-24            6.514                  6.514                   6.514                  6.514                  6.510
101-28            6.496      6.90        6.496       6.90        6.496      6.90        6.496      6.90        6.492      6.81
102-00            6.479                  6.479                   6.479                  6.479                  6.474
102-04            6.461                  6.461                   6.461                  6.461                  6.457
102-08            6.443                  6.443                   6.443                  6.443                  6.439
102-12            6.426                  6.426                   6.426                  6.426                  6.421
102-16            6.408      6.91        6.408       6.91        6.408      6.91        6.408      6.91        6.403      6.82
102-20            6.390                  6.390                   6.390                  6.390                  6.385
102-24            6.373                  6.373                   6.373                  6.373                  6.367
102-28            6.355                  6.355                   6.355                  6.355                  6.350
103-00            6.338                  6.338                   6.338                  6.338                  6.332
103-04            6.320      6.92        6.320       6.92        6.320      6.92        6.320      6.92        6.314      6.83
103-08            6.303                  6.303                   6.303                  6.303                  6.296
103-12            6.285                  6.285                   6.285                  6.285                  6.279
103-16            6.268                  6.268                   6.268                  6.268                  6.261
103-20            6.251                  6.251                   6.251                  6.251                  6.244


Average Life       9.58       9.58       9.58       9.58       9.41
First Pay   :  10/15/08   10/15/08   10/15/08   10/15/08   08/15/08
Last Pay    :  10/15/08   10/15/08   10/15/08   10/15/08   08/15/08

         1Y     2Y     3Y     5Y     10Y    30Y             Price to Maturity
       4.628  4.773  4.781  4.796   4.910  5.346        With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                           Page 6
                                                      Fri, 12 Feb 1999, 14:17:18

                      Bond Class E          7.238 FIXED CPN
                         Current Balance $81,945,000.00


                       0.00% CPR             25.00% CPR             50.00% CPR             75.00% CPR             100.00% CPR
                 -----------------      -----------------      -----------------      -----------------      ----------------
PRICE            CBE Yield    Dur       CBE Yield    Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur
-----------      ---------   -----      ---------   -----      ---------   -----      ---------    -----     ---------    ----
 95-25             7.872      6.63        7.871      6.63        7.871      6.63        7.871      6.63        7.877      6.58
 95-29             7.852                  7.851                  7.851                  7.851                  7.857
 96-01             7.833                  7.832                  7.831                  7.831                  7.838
 96-05             7.813                  7.812                  7.812                  7.812                  7.818
 96-09             7.794                  7.793                  7.792                  7.792                  7.798
 96-13             7.774      6.65        7.773      6.65        7.773      6.65        7.773      6.65        7.779      6.59
 96-17             7.755                  7.754                  7.754                  7.754                  7.759
 96-21             7.735                  7.734                  7.734                  7.734                  7.739
 96-25             7.716                  7.715                  7.715                  7.715                  7.720
 96-29             7.697                  7.696                  7.695                  7.695                  7.700
 97-01             7.677      6.66        7.676      6.66        7.676      6.66        7.676      6.66        7.681      6.60
 97-05             7.658                  7.657                  7.657                  7.657                  7.661
 97-09             7.639                  7.638                  7.638                  7.638                  7.642
 97-13             7.620                  7.619                  7.618                  7.618                  7.623
 97-17             7.601                  7.600                  7.599                  7.599                  7.603
 97-21             7.581      6.67        7.580      6.67        7.580      6.67        7.580      6.67        7.584      6.61
 97-25             7.562                  7.561                  7.561                  7.561                  7.565
 97-29             7.543                  7.542                  7.542                  7.542                  7.545
 98-01             7.524                  7.523                  7.523                  7.523                  7.526
 98-05             7.505                  7.504                  7.504                  7.504                  7.507
 98-09             7.486      6.68        7.485      6.68        7.485      6.68        7.485      6.68        7.488      6.63
 98-13             7.467                  7.466                  7.466                  7.466                  7.469
 98-17             7.448                  7.447                  7.447                  7.447                  7.450
 98-21             7.429                  7.428                  7.428                  7.428                  7.431
 98-25             7.411                  7.410                  7.409                  7.409                  7.412
 98-29             7.392      6.70        7.391      6.70        7.390      6.70        7.390      6.70        7.393      6.64
 99-01             7.373                  7.372                  7.372                  7.372                  7.374
 99-05             7.354                  7.353                  7.353                  7.353                  7.355
 99-09             7.335                  7.334                  7.334                  7.334                  7.336
 99-13             7.317                  7.316                  7.315                  7.315                  7.317
 99-17             7.298      6.71        7.297      6.71        7.297      6.71        7.297      6.71        7.298      6.65
 99-21             7.279                  7.278                  7.278                  7.278                  7.279
 99-25             7.261                  7.260                  7.260                  7.259                  7.260
 99-29             7.242                  7.241                  7.241                  7.241                  7.242
100-01             7.224                  7.223                  7.222                  7.222                  7.223


Average Life :       9.58       9.58       9.58       9.58       9.46
First Pay    :   10/15/08   10/15/08   10/15/08   10/15/08   08/15/08
Last Pay     :   10/15/08   10/15/08   10/15/08   10/15/08   09/15/08

           1Y     2Y      3Y     5Y     10Y    30Y          Price to Maturity
         4.628  4.773   4.781  4.796   4.910  5.346     With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                           Page 7
                                                      Fri, 12 Feb 1999, 14:17:18

                     Bond Class F            7.238 FIXED CPN
                         Current Balance $19,667,000.00


                     0.00% CPR             25.00% CPR             50.00% CPR              75.00% CPR             100.00% CPR
               -----------------      -----------------      -----------------      -----------------       ----------------
PRICE          CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur       CBE Yield    Dur
-----------    ---------    -----     ---------    -----     ---------    -----     ---------    -----      ---------   ----
89-16            8.902      6.50        8.901      6.50         8.900      6.50        8.900      6.50        8.907      6.48
89-20            8.880                  8.879                   8.879                  8.879                  8.886
89-24            8.859                  8.858                   8.858                  8.858                  8.864
89-28            8.838                  8.837                   8.836                  8.836                  8.843
90-00            8.816                  8.815                   8.815                  8.815                  8.821
90-04            8.795      6.51        8.794      6.51         8.794      6.51        8.794      6.51        8.800      6.49
90-08            8.774                  8.773                   8.773                  8.773                  8.779
90-12            8.753                  8.752                   8.751                  8.751                  8.758
90-16            8.732                  8.731                   8.730                  8.730                  8.736
90-20            8.710                  8.710                   8.709                  8.709                  8.715
90-24            8.689      6.52        8.688      6.52         8.688      6.53        8.688      6.53        8.694      6.51
90-28            8.668                  8.667                   8.667                  8.667                  8.673
91-00            8.647                  8.646                   8.646                  8.646                  8.652
91-04            8.626                  8.626                   8.625                  8.625                  8.631
91-08            8.606                  8.605                   8.604                  8.604                  8.610
91-12            8.585      6.54        8.584      6.54         8.583      6.54        8.583      6.54        8.589      6.52
91-16            8.564                  8.563                   8.563                  8.563                  8.568
91-20            8.543                  8.542                   8.542                  8.542                  8.547
91-24            8.522                  8.521                   8.521                  8.521                  8.527
91-28            8.502                  8.501                   8.500                  8.500                  8.506
92-00            8.481      6.55        8.480      6.55         8.480      6.55        8.480      6.55        8.485      6.54
92-04            8.460                  8.459                   8.459                  8.459                  8.464
92-08            8.440                  8.439                   8.438                  8.438                  8.444
92-12            8.419                  8.418                   8.418                  8.418                  8.423
92-16            8.398                  8.398                   8.397                  8.397                  8.403
92-20            8.378      6.57        8.377      6.57         8.377      6.57        8.377      6.57        8.382      6.55
92-24            8.358                  8.357                   8.356                  8.356                  8.361
92-28            8.337                  8.336                   8.336                  8.336                  8.341
93-00            8.317                  8.316                   8.315                  8.315                  8.321
93-04            8.296                  8.295                   8.295                  8.295                  8.300
93-08            8.276      6.58        8.275      6.58         8.275      6.58        8.275      6.58        8.280      6.56
93-12            8.256                  8.255                   8.254                  8.254                  8.259
93-16            8.235                  8.235                   8.234                  8.234                  8.239
93-20            8.215                  8.214                   8.214                  8.214                  8.219
93-24            8.195                  8.194                   8.194                  8.194                  8.199


Average Life  :       9.58       9.58       9.58       9.58       9.54
First Pay     :   10/15/08   10/15/08   10/15/08   10/15/08   09/15/08
Last Pay      :   10/15/08   10/15/08   10/15/08   10/15/08   10/15/08

           1Y     2Y     3Y     5Y    10Y    30Y           Price to Maturity
         4.628  4.773  4.781  4.796  4.910  5.346       With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
              ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                           Page 8
                                                      Fri, 12 Feb 1999, 14:17:18

                    Bond Class X               0.933 FIXED CPN
                        Current Balance $1,311,125,920.05


                           0.00% CPR             25.00% CPR              50.00% CPR             75.00% CPR             100.00% CPR
                     -----------------      -----------------      -----------------      -----------------       ----------------
PRICE                CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur       CBE Yield   Dur
-----------          ---------   -----      ---------    -----     ---------    -----     ---------    -----      ---------  ----
4-14                  12.572      3.49       12.620      3.47        12.637      3.46       12.631      3.44       12.450      3.41
4-15                  12.374                 12.420                  12.436                 12.429                 12.247
4-16                  12.177                 12.222                  12.237                 12.230                 12.045
4-17                  11.983                 12.026                  12.041                 12.033                 11.846
4-18                  11.790                 11.833                  11.847                 11.838                 11.649
4-19                  11.600      3.57       11.642      3.55        11.655      3.53       11.645      3.52       11.455      3.48
4-20                  11.412                 11.453                  11.465                 11.455                 11.262
4-21                  11.226                 11.265                  11.277                 11.266                 11.071
4-22                  11.042                 11.080                  11.091                 11.080                 10.883
4-23                  10.860                 10.897                  10.907                 10.895                 10.697
4-24                  10.680      3.64       10.716      3.62        10.725      3.61       10.712      3.59       10.512      3.56
4-25                  10.502                 10.537                  10.545                 10.532                 10.330
4-26                  10.325                 10.359                  10.367                 10.353                 10.149
4-27                  10.151                 10.184                  10.190                 10.176                  9.970
4-28                   9.978                 10.010                  10.016                 10.001                  9.793
4-29                   9.807      3.71        9.838      3.69         9.843      3.68        9.828      3.66        9.618      3.63
4-30                   9.638                  9.667                   9.672                  9.656                  9.445
4-31                   9.470                  9.499                   9.503                  9.486                  9.273
5-00                   9.304                  9.332                   9.335                  9.318                  9.103
5-01                   9.140                  9.166                   9.169                  9.151                  8.935
5-02                   8.977      3.78        9.003      3.76         9.005      3.75        8.986      3.73        8.768      3.70
5-03                   8.816                  8.841                   8.842                  8.823                  8.603
5-04                   8.656                  8.680                   8.681                  8.661                  8.440
5-05                   8.498                  8.521                   8.521                  8.501                  8.278
5-06                   8.342                  8.364                   8.363                  8.343                  8.118
5-07                   8.186      3.85        8.208      3.83         8.206      3.81        8.185      3.80        7.959      3.76
5-08                   8.033                  8.053                   8.051                  8.030                  7.802
5-09                   7.881                  7.900                   7.897                  7.876                  7.646
5-10                   7.730                  7.748                   7.745                  7.723                  7.492
5-11                   7.580                  7.598                   7.594                  7.571                  7.339
5-12                   7.432      3.92        7.449      3.89         7.445      3.88        7.421      3.87        7.187      3.83
5-13                   7.285                  7.301                   7.296                  7.273                  7.037
5-14                   7.140                  7.155                   7.150                  7.125                  6.888
5-15                   6.996                  7.010                   7.004                  6.979                  6.741
5-16                   6.853                  6.866                   6.860                  6.835                  6.595



Average Life :        8.83       8.76       8.73       8.70       8.56
First Pay    :    04/15/99   04/15/99   04/15/99   04/15/99   04/15/99
Last Pay     :    11/15/18   11/15/18   11/15/18   11/15/18   09/15/18

          1Y     2Y     3Y     5Y    10Y    30Y          Price to Maturity
        4.628  4.773  4.781  4.796  4.910  5.346        With Prepayment Penalty;

SPEEDS APPLIED AT THE END OF LOCK OUT PERIOD

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - RED HERRING
               ------ Corporate Bond Equivalent Yield Table ------

Lehman Brothers                                                           Page 1
                                                      Fri, 12 Feb 1999, 14:23:28

                     Bond Class X             0.933 FIXED CPN
                        Current Balance $1,311,125,920.05


                        0.00% CPR              0.00% CPR              0.00% CPR              0.00% CPR               0.00% CPR
                  -----------------      -----------------      -----------------      -----------------       -----------------
                     efaults% DEF             1.000% DEF             2.000% DEF             3.000% DEF              4.000% DEF
                  ------------           ------------           ------------           ------------           ------------
                       65.0% REC              65.0% REC              65.0% REC              65.0% REC              65.0% REC
                  ----------             ----------             ----------             ----------             ----------
                       12 MONTH LAG           12 MONTH LAG           12 MONTH LAG           12 MONTH LAG           12 MONTH LAG
                  ---------------        ---------------        ---------------        ---------------        ---------------
PRICE             CBE Yield    Dur       CBE Yield    Dur       CBE Yield     Dur      CBE Yield     Dur      CBE Yield     Dur
-----------       ---------   -----      ---------   -----      ---------    -----     ---------    -----     ---------    -----
4-14               12.572      3.49       11.996      3.47       11.434      3.46       10.880      3.44        10.330      3.42
4-15               12.374                 11.796                 11.233                 10.678                  10.128
4-16               12.177                 11.598                 11.034                 10.479                   9.927
4-17               11.983                 11.403                 10.838                 10.281                   9.728
4-18               11.790                 11.210                 10.644                 10.086                   9.532
4-19               11.600      3.57       11.019      3.55       10.452      3.53        9.893      3.51         9.338      3.50
4-20               11.412                 10.830                 10.262                  9.702                   9.146
4-21               11.226                 10.643                 10.074                  9.513                   8.957
4-22               11.042                 10.458                  9.888                  9.327                   8.769
4-23               10.860                 10.275                  9.704                  9.142                   8.583
4-24               10.680      3.64       10.094      3.62        9.522      3.61        8.959      3.59         8.399      3.57
4-25               10.502                  9.915                  9.342                  8.778                   8.218
4-26               10.325                  9.737                  9.164                  8.599                   8.038
4-27               10.151                  9.562                  8.988                  8.422                   7.860
4-28                9.978                  9.388                  8.813                  8.247                   7.683
4-29                9.807      3.71        9.216      3.70        8.641      3.68        8.073      3.66         7.509      3.64
4-30                9.638                  9.046                  8.470                  7.901                   7.336
4-31                9.470                  8.878                  8.300                  7.731                   7.165
5-00                9.304                  8.711                  8.133                  7.563                   6.996
5-01                9.140                  8.546                  7.967                  7.396                   6.829
5-02                8.977      3.78        8.382      3.76        7.803      3.75        7.231      3.73         6.663      3.71
5-03                8.816                  8.220                  7.640                  7.068                   6.498
5-04                8.656                  8.060                  7.479                  6.906                   6.336
5-05                8.498                  7.901                  7.319                  6.745                   6.175
5-06                8.342                  7.744                  7.161                  6.587                   6.015
5-07                8.186      3.85        7.588      3.83        7.005      3.81        6.429      3.80         5.857      3.78
5-08                8.033                  7.434                  6.850                  6.274                   5.700
5-09                7.881                  7.281                  6.696                  6.119                   5.545
5-10                7.730                  7.129                  6.544                  5.966                   5.392
5-11                7.580                  6.979                  6.393                  5.815                   5.239
5-12                7.432      3.92        6.830      3.90        6.243      3.88        5.665      3.86         5.088      3.84
5-13                7.285                  6.683                  6.095                  5.516                   4.939
5-14                7.140                  6.537                  5.949                  5.368                   4.791
5-15                6.996                  6.392                  5.803                  5.222                   4.644
5-16                6.853                  6.249                  5.659                  5.077                   4.498


                      0.00% CPR
                ----------------
                     5.000% DEF
                -----------
                     65.0% REC
                ---------
                     12 MONTH LAG
                --------------
PRICE           CBE Yield    Dur
-----------     ---------   -----
4-14              9.778      3.40
4-15              9.574
4-16              9.372
4-17              9.173
4-18              8.975
4-19              8.780      3.48
4-20              8.587
4-21              8.396
4-22              8.208
4-23              8.021
4-24              7.836      3.55
4-25              7.653
4-26              7.472
4-27              7.293
4-28              7.116
4-29              6.941      3.62
4-30              6.767
4-31              6.595
5-00              6.425
5-01              6.257
5-02              6.090      3.69
5-03              5.925
5-04              5.761
5-05              5.599
5-06              5.439
5-07              5.280      3.76
5-08              5.122
5-09              4.966
5-10              4.812
5-11              4.659
5-12              4.507      3.82
5-13              4.357
5-14              4.208
5-15              4.060
5-16              3.914




Average Life    :      8.83               8.64                 8.47                 8.30
First Pay       :   04/15/99          04/15/99             04/15/99              4/15/99
Last Pay        :   11/15/18          11/15/18             11/15/18             11/15/18
Collateral Loss :       0.00  (0.00 )     26745068.60  (2.04 ) 52077330.76  (3.97 ) 76060606.32
Agg. Bond Loss  :       0.00              0.00                 0.00                 0.00

Average Life    :        8.13               7.98
First Pay       :   04/15/99              4/15/99
Last Pay        :   11/15/18             11/15/18
Collateral Loss :(5.80 )98756268.89  (7.53 ) 120223331.83 (9.17)
Agg. Bond Loss  :       0.00                 0.00






          1Y     2Y      3Y     5Y     10Y    30Y             Price to Maturity
        4.628  4.773   4.781  4.796  4.910   5.346

0% CPR, %CDR APPLIED STARTING MONTH 25, 65% RECOVERY, 12 MONTH LAG

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).

                  DEUTSCHE /BANC ONE FUSION DEAL - AS OF 2/18
               ------ Corporate Bond Equivalent Yield Table -----

Lehman Brothers                                                           Page 1
                                                      Fri, 19 Feb 1999, 22:12:37

                    Bond Class Al                6.055 FIXED CPN
                         Current Balance $181,434,000.00


                     SCENARIO 1        SCENARIO 2          SCENARIO 3
                 -----------------   ---------------      -----------------
PRICE            CBE Yield    Dur     CBE Yield  Dur      CBE Yield    Dur
-----------      ---------- ------    --------- -----     ---------   ----
 98-12             6.478      4.03    6.711      2.41     6.474      4.08
 98-16             6.446              6.659               6.443
 98-20             6.415              6.606               6.412
 98-24             6.384              6.554               6.381
 98-28             6.352              6.502               6.350
 99-00             6.321      4.05    6.449      2.41     6.319      4.09
 99-04             6.290              6.397               6.288
 99-08             6.259              6.345               6.258
 99-12             6.228              6.293               6.227
 99-16             6.197              6.241               6.196
 99-20             6.166      4.06    6.190      2.42     6.166      4.10
 99-24             6.135              6.138               6.135
 99-28             6.105              6.086               6.105
100-00             6.074              6.035               6.075
100-04             6.043              5.983               6.044
100-08             6.013      4.07    5.932      2.42     6.014      4.12
100-12             5.982              5.881               5.984
100-16             5.952              5.830               5.954
100-20             5.921              5.778               5.924
100-24             5.891              5.727               5.894
100-28             5.861      4.08    5.676      2.43     5.864      4.13
101-00             5.830              5.626               5.834
101-04             5.800              5.575               5.804
101-08             5.770              5.524               5.774
101-12             5.740              5.474               5.744
101-16             5.710      4.09    5.423      2.43     5.715      4.14
101-20             5.680              5.373               5.685
101-24             5.650              5.322               5.656
101-28             5.620              5.272               5.626
102-00             5.590              5.222               5.596
102-04             5.561      4.11    5.172      2.44     5.567      4.15
102-08             5.531              5.122               5.538
102-12             5.501              5.072               5.508
102-16             5.472              5.022               5.479
102-20             5.442              4.972               5.450

 Average Life   :       5.00           2.71                   5.07
 First Pay      :   04/15/99       04/15/99               04/15/99
 Last Pay       :   02/15/08       04/15/02               02/15/08
 Collateral Loss:       0.00   (0.00)  254806373.60 (19.43)   0.00   (0.00 )
 Agg. Bond Loss :       0.00   (0.00)  0.00          (0.00)   0.00   (0.00 )


            1Y    2Y     3Y     5Y    10Y    30Y
         4.680  4.881  4.891  4.912  4.984  5.317

 SCENARIO 1: 0% CPR BASE CASE
 SCENARIO 2: 0% CPR, DEFAULT LOANS WITH DSCR less than 1.30 STARTING MONTH 25,
             50% RECOVERY, 12 MONTHS LAG
 SCENARIO 3: 0% CPR, EXTEND LOAN WITH LTV greater than 65% FOR 36 MONTHS

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 14 days. Duration, First Pay, Average Life, and Maturity are stated in years reflecting a 3/16/99 settlement date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and disseminated by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document).